UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2021

Date of reporting period: January 1, 2021 – June 30, 2021

Item 1. Reports to Shareholders.

royceinvest.com

Investment Partners

TheRoyceFunds

Royce Closed-End Funds 2021 Semiannual

Review and Report to Stockholders

June 30, 2021

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

A Few Words on Closed-End Funds

Royce Investment Partners manages three closed-end funds: Royce Global Value Trust, which invests primarily in companies with headquarters outside of the United States; Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to openend mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages
• A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.
• In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.
• A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.
• The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
• Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important
A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 56 and 57. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 58 or visit our website at www.royceinvest.com.

Managed Distribution Policy
The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2021 Semiannual Report to Stockholders

This page is not part of the 2021 Semiannual Report to Stockholders

Letter to Our Stockholders

WHY TWO MAXIMS ARE ESPECIALLY RELEVANT NOW

The first six months of 2021 offered an important reminder that the economy and the equity markets—small cap stocks included—advance at their own speeds. The first quarter of 2021 saw economic acceleration in the form of U.S. real GDP growth of 6.3%, a considerable increase from 4Q20’s also strong 4.3% mark. This growth continued into 2Q21, when real GDP came in at 6.5%, both quarters in line with current consensus estimates of 6-7% annual growth. Over the same period, small cap returns, as measured by the Russell 2000 Index, moved at the opposite pace, from 31.4% in 4Q20 to 12.7% in 1Q21, and finally to 4.3% for 2Q21.

Decelerating Market, Accelerating Economy

Russell 2000 Index Quarterly Returns vs. U.S. Real GDP Growth (annualized, quarter over quarter)

Source: Bloomberg

These seemingly disconnected results are actually more closely connected than they appear. They also provide us with the opportunity to remind investors of an important investment maxim: that it often makes sense to discount the relevance of current economic news when thinking about how to invest. The stock market has a well-founded reputation as a forward-looking force, often traveling six to 12 months ahead of economic results. This dynamic highlights why the best returns often come when current economic news seems dire or pedestrian. March 2020 provided just the latest example of this long-running phenomenon. And—as the direction of small-cap’s last three quarterly returns makes clear—the other side of this relationship is also frequently accurate: prospective equity returns can be far more subdued when the economy is most robust. (There is a silver lining for active managers to this market-economy dynamic, but more on that later.) Seen from this perspective, the first half’s simultaneous economic acceleration and small-cap deceleration was, in a period that continues to provide plenty of atypical behavior, reassuringly conventional.

The first half of the year also came to a close with nearly every trend established within the equity markets from the March 2020 troughs still firmly in place. To wit: small cap finished ahead of large cap for the year-to-date period ended 6/30/21, as measured by the Russell 2000 (+17.5%) and Russell 1000 (+15.0%) indexes, thus extending the leadership

2 | This page is not part of the 2021 Semiannual Report to Stockholders	Past performance is no guarantee of future results.

LETTER TO OUR STOCKHOLDERS

Our research delves into equity returns during previous periods of strong nominal GDP growth, current valuation levels, and historical small cap returns patterns, all of which have given us what we admit is an arguably paradoxical point of view: a strong sense of guarded optimism.

shift that began more than 15 months ago. Similarly, the Russell 2000 Value Index, which advanced 26.7%, solidified its nascent market cycle advantage over the Russell 2000 Growth Index—which rose 9.0%—following nearly a decade of underperformance—an unprecedented length of time for growth to outpace value since the inception of the style indexes. Also within small cap, cyclical sectors maintained a convincing lead over their defensive counterparts.

Will these trends continue? We think they will. What we flesh out in this letter, then, is our case for extended small-cap leadership and, within the asset class, ongoing outperformance for value. Our research delves into equity returns during previous periods of strong nominal GDP growth, current valuation levels, and historical small cap returns patterns, all of which have given us what we admit is an arguably paradoxical point of view: a strong sense of guarded optimism.

BE AWARE OF RECENCY BIAS

Some readers may think we are on shaky ground in arguing that small cap’s first-half leadership looks built to last. And there are reasons that might appear to support the notion that leadership has moved back to large caps. After its historic one-year rally through the end of March 2021—which included three consecutive quarters outperforming large caps—small cap’s advance moderated. The Russell 2000 also fell behind its large-cap sibling during the second quarter of 2021, up 4.3% versus 8.5% for the Russell 1000. And while the Russell 2000 established its latest all-time peak on March 15th, the Russell 1000 reached its latest peak as recently as July 26th, after making previous new highs several times toward the end of the second quarter. In this context, we suspect a certain amount of recency bias may be preventing small-cap skeptics from seeing just how strong first-half performance was—and not just for small cap, but for cyclicals, small-cap value, and micro-cap stocks (which rose 29.0%, as measured by the Russell Microcap Index). For example, the Russell 2000’s 17.5% gain was well above the index’s rolling monthly average six-month return of 6.7% since its inception (12/31/78). History also shows that intra-cycle leadership shifts occur with some regularity during market cycles, as do changes in the tempo of performance. For example, after small caps experienced a very strong absolute and relative recovery in 2009, a digestion period followed in which returns were negative over the next six months before the asset class resumed a positive pace and held on to market leadership.

In addition, it’s worth noting that first-half returns being highest for the smallest capitalization asset classes (as well as being significantly in value’s favor) lines up exactly as we would expect during a period of widespread economic recovery. Equally important, we see little on the horizon in the economy, the market itself, or—and this is always most relevant to us—in our analysis of companies and conversations with management teams—to suggest that small cap’s leadership phase has run its course.

HAS SMALL-CAP’S RUN ONLY JUST BEGUN?

The growing economy underpins an important part of our optimism for small cap’s continued leadership over large cap. Notwithstanding ever-present sources of concern, our bottom-up view of the economy, which we glean from analyzing a wide swath of companies, shows that the U.S. in particular continues to skew heavily toward expansion. The U.S. consumer, whose spending comprises roughly 70% of our economy, is financially flush. With notably strong consumer balance sheets and low mortgage rates, the housing market remains healthy while

Past performance is no guarantee of future results.	This page is not part of the 2021 Semiannual Report to Stockholders | 3

LETTER TO OUR STOCKHOLDERS

also boasting favorable long-term demographic trends. Retail and restaurant sales are increasing steadily, passenger air travel remains on the rise, and roads and highways are busy. We would also add lower unemployment, and the potential boost—after the requisite political wrangling—of additional fiscal stimulus, much of it in the form of long needed infrastructure spending, to this list of positives.

And while past performance is no guarantee of future results, history is admirably clear about the pattern of U.S. equity leadership when the economy expanded. During prior periods of robust economic growth, small caps have enjoyed a decided performance edge over their large cap siblings. When nominal U.S. GDP growth exceeded 5% in year-over-year periods, the Russell 2000 beat the Russell 1000 65% of the time with an average annual return of 22.1% versus 17.0%. This is especially relevant to the current environment because consensus projections call for nominal GDP growth in the 8-10% range for 2021 and 5-7% for 2022.

Small Caps Have Tended to Outpace Large Caps in Periods of High Economic Growth

Russell 2000 vs Russell 1000 Regimes from 6/30/01 to 6/30/21

Batting average refers to the percentage of 1-year periods in which the Russell 2000 outperformed the Russell 1000.

The state of valuations between small and large caps is also relevant. With more and more market observers expressing concern about share prices in the U.S. market being unsustainably elevated, we looked at the situation by dividing the market by capitalization. To gauge valuations, we used one of our preferred metrics, enterprise value divided by the last 12 months’ earnings before interest & taxes (“LTM EV/EBIT”), excluding companies with negative EBIT. Although small cap delivered a significant outperformance over large cap over the past year (+62.0% vs. +43.1%), small-cap stocks are still relatively undervalued versus large caps when compared against their valuation range over the past 20 years.

Relative Valuations for Small Caps Are Near Their Lowest in 20 Years

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT1 (ex. Negative EBIT Companies) from 6/30/01 to 6/30/21

1 Earnings before interest and taxes. Source: FactSet

We think that the combination of the asset class’s strong history in growing economies and its more attractive relative valuations make a powerful case for small cap’s ongoing leadership in the U.S. equity market.

SMALL-CAP VALUE’S ADVANTAGE

In addition to looking for small caps to continue posting attractive relative and solid absolute results, we also expect small-cap value to maintain leadership within small cap—and for the same two reasons as small cap’s relative advantage over large caps: 1) Small-cap value has enjoyed a pronounced tendency to outperform small-cap growth when nominal economic growth has been above average and 2) small-cap value’s relative valuation compared with its historic range also looks attractive. The rationale for small-cap value outperforming in periods of high nominal economic growth is rooted in the idea that small-cap value is both more cyclically sensitive than its growth sibling and a greater beneficiary of inflation for relative earnings growth and valuation.

Our research confirmed this relationship as we looked back over the past 20 years and found that in one-year periods with at least 5% nominal GDP growth, the Russell 2000 Pure Value Index outperformed the Russell 2000 Pure Growth Index 68% of the time by an average of 420 basis points. In contrast, when nominal GDP growth fell between 3-5%, the small-cap value

4 | This page is not part of the 2021 Semiannual Report to Stockholders	Past performance is no guarantee of future results.

LETTER TO OUR STOCKHOLDERS

index outperformed only 32% of the time and lagged small-cap growth by an average of 100 basis points. As noted earlier, with consensus projections for nominal GDP growth for 2021 and 2022 both in excess of 5%, the future environment seems well suited to continued outperformance for value.

Strong Economic Expansion Has Favored Value

Rolling 1-Year Returns for the Russell 2000 Pure Value vs Russell 2000 Pure Growth Indexes from 6/30/01 to 6/30/21

Batting average refers to the percentage of 1-year periods in which the Russell Pure Value outperformed the Russell Pure Growth Index. Source: Russell Investments

Despite these favorable conditions, some readers, in noting that small cap value has already beaten small-cap growth by a sizable margin over the last year (+73.3% versus +51.4%), may be wondering how much more outperformance value has left. We’d suggest that extending the time periods from the last one year to include the last three and five years reveals a starkly different picture. The Russell 2000 Value lagged its growth counterpart by more than 500 basis points for both the three-and five-year annualized periods ended 6/30/21. Given the depth of value’s underperformance over much of the past five years, then, the idea that value’s run might also be over seems ill founded to us.

Despite Leading from One Year, Value Trails by a Large Margin for Three- and Five-Year Periods

Russell 2000 Value vs Russell 2000 Growth Average Annual Total Returns as of 6/30/21

Current valuations add one final piece of the puzzle: just as small cap valuations finished June looking more attractive than those of large cap, small-cap value wound down 2021’s first half looking far more attractively valued than its growth counterpart—based on the same LTM EV/EBIT metric we used above. Indeed, even after accounting for its recent performance dominance, small-cap value stocks are as inexpensive compared to their small-cap growth cousins than at any time in the last 20 years. At the end of June 2021, the Russell 2000 Value Index had a relative valuation of 22% of the Russell 2000 Growth Index compared to a 20-year average of 85% This most recent relative valuation shows how much cheaper small-cap value stocks are compared with their historic relationship with valuations for small-cap growth stocks.

THE SECOND MAXIM

With all of the ups and downs the market has experienced since June 30, 2016, many investors may not realize that small caps have more than doubled over that five-year span. A multi-year period of moderately lower returns is to be expected after that high level of performance.

Which brings us to the aforementioned silver lining. The second investment maxim that is especially relevant to the current environment is that, perhaps paradoxically, active small-cap managers have actually added their greatest share of excess return when the Russell 2000 has delivered lower returns—single-digit results over five-year periods to be precise.

Monthly Rolling 5-Year U.S. Small Blend1 Average Excess Returns During Russell 2000 Return Ranges from 12/31/78 through 6/30/21

Russell 2000 Five-Year Return Range (12/31/78 through 6/30/21)

[1]	There were 514 US Fund Small Blend Funds tracked by Morningstar with at least five years of performance history as of 6/30/21. The excess return for a Morningstar category would be the category’s return for the period minus the Index return. Source: Morningstar

Past performance is no guarantee of future results.	This page is not part of the 2021 Semiannual Report to Stockholders | 5

LETTER TO OUR STOCKHOLDERS

THE AGE OF ALPHA?

For most of the last decade, simply buying the market worked very well. The conditions were close to ideal for a market cap weighted, index-based approach. Large cap beat small cap, and mega caps beat large caps. The economy grew very slowly and with a good deal of volatility, while 10-year Treasury yields ended the period at less than half of the 3.2% at which they started it. This significant decline in yield fused with the scarcity of economic growth to drive outperformance for duration-sensitive mega-cap growth stocks. The behemoths in turn drove index returns. We would describe this roughly 10-year period as “the era of beta” because overall market returns were so much higher than economic and profit growth, making it difficult for active strategies to stand out. Yet we believe that what we’re calling the “age of alpha” is in front of us—alpha being the term that describes an investment approach’s ability to beat the market.

As we have outlined, there’s good reason to anticipate a period of above-average economic and profit growth that’s accompanied by more subdued market returns. We believe this kind of environment gives disciplined active managers, especially those with a quality bias, an excellent opportunity to excel. A market in which there will be considerable differentiation is apt to reward the very fundamentals we focus on most. So while we anticipate lower overall U.S. equity returns than what the markets have given investors over the last 12-15 months, we also anticipate positive results—for small caps as an asset class and, more specifically, for small-cap value and select cyclicals.

There are always challenges, of course—and surprises, such as the Dow’s 500-point swoon on July 20th. It’s also true that small cap will almost definitely be contending with two countervailing forces over at least the next year or more: their fall through most of June and July notwithstanding, slowly rising rates seem likely to push down on valuations just as many companies are likely to be reporting healthy and growing earnings through at least the end of next year. These forces, however, will not affect all small-cap stocks equally. We believe that we offer our investors the requisite experience, discipline, and expertise to select those companies best positioned to benefit from the more challenging environment we see ahead—one that looks like a promising period for active small-cap management.

Sincerely,

Charles M. Royce Chairman, Royce Investment Partners	Christopher D. Clark Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Francis D. Gannon Co-Chief Investment Officer, Royce Investment Partners
July 30, 2021

6 | This page is not part of the 2021 Semiannual Report to Stockholders	Past performance is no guarantee of future results.

Performance

NAV Average Annual Total Returns
As of June 30, 2021 (%)
										SINCE	INCEPTION
	YTD¹	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	INCEPTION	DATE
Royce Global Value Trust	9.50	40.77	13.32	15.13	N/A	N/A	N/A	N/A	N/A	9.09	10/17/13
Royce Micro-Cap Trust	21.12	72.54	17.54	18.99	13.31	9.82	10.86	11.52	N/A	11.87	12/14/93
Royce Value Trust	16.77	56.22	15.61	17.32	11.39	8.99	9.57	10.92	11.60	11.16	11/26/86
INDEX
MSCI ACWI Small Cap Index	15.43	54.07	12.20	14.13	9.90	8.64	9.96	8.43	N/A	N/A	N/A
Russell Microcap Index	29.02	75.77	14.47	18.13	13.06	8.73	9.26	N/A	N/A	N/A	N/A
Russell 2000 Index	17.54	62.03	13.52	16.47	12.34	9.51	9.26	9.33	10.65	N/A	N/A
[1] Not annualized.

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap, and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

This page is not part of the 2021 Semiannual Report to Stockholders | 7

MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE

Royce Global Value Trust advanced 9.5% on an NAV (net asset value) basis and 12.1% on a market price basis for the year-to-date period ended 6/30/21, posting strong absolute results that nonetheless trailed the 15.4% gain for its benchmark, the MSCI ACWI Small Cap Index, for the same period. The Fund’s relative results were stronger over longer-term periods as it beat its global small-cap benchmark on both an NAV and market price basis for the three- and five-year periods ended 6/30/21.

WHAT WORKED… AND WHAT DIDN’T

Five of the 10 equity sectors in which the Fund held investments made a positive contribution to performance in 2021’s first half. Industrials led by a wide margin, followed by Financials and Information Technology. Of the four sectors that detracted—Health Care was essentially flat—Materials, Communication Services, and Consumer Staples made the largest negative impact. At the industry level, two areas from Industrials made significant positive contributions—professional services and trading companies & distributors—while insurance (Financials) was also notably strong. The three industries that detracted most were internet & direct marketing retail (Consumer Discretionary), metals & mining (Materials), and interactive media & services (Communication Services).

The Fund’s top contributor at the position level was Marlowe, a firm based in and focused on the United Kingdom. Marlowe provides a range of commercial services and software products grouped into four areas: Health and Safety, Fire Safety, Water Safety, and Air Quality. We like the company’s position in essential, critical, and/or mandated services in growing markets, each with a highly fragmented customer base. Marlowe is also an acquisition-led consolidator of its large and fragmented markets, which enables it to re-deploy its cash flows into M&A and breeds cross-selling opportunities and scale advantages. The second quarter saw a steady flow of positive news, including M&A announcements and the release of final results at the end of June that showed improved revenue and earnings. Next came AutoCanada, a North American automobile business that sells multiple brands and operates 50 franchised dealerships in Canada, as well as a group in Illinois. In early May, the company reported record-setting revenue and earnings along with a ninth consecutive quarter of outracing the Canadian new vehicle retail market, though AutoCanada’s used vehicle and F&I (Finance & Insurance) segments were the key drivers behind 1Q21’s improved earnings.

RGT’s top detracting position was CDON, a Swedish e-commerce company that operates a website which sells music, books, t-shirts, and other merchandise—it is phasing out a legacy brick-and-mortar retail business. As an established e-commerce name in Nordic countries, CDON is expected to grow rapidly in the region, where online shopping habits trail those in much of the developed world but are expected to catch up in the coming years. The company hit a speed bump earlier in the year when a new technical platform proved both more expensive and harder to bring to optimal functionality than anticipated. Thinking that the company can overcome these obstacles, we held our shares at the end of June. The next biggest detractor was Haemonetics Corporation, which designs and manufactures automated systems for the collection, processing, and surgical salvage of donor and patient blood while also offering related information services and data management software. Its shares suffered a significant decline in April with the departure of a large customer in plasma distribution. Confident in the company’s expertise in its niche, we maintained our stake at the end of June.

Relative to the MSCI ACWI Small Cap in the first half of 2021, both stock selection and sector allocation hurt, with the former making a much larger negative impact. On a sector basis, ineffective stock picks in Materials and an equal combination of our lower weighting and poor stock picking in the resurgent Energy sector detracted most, along with the negative effect of the Fund’s cash holdings. On the other hand, our higher weighting in Industrials was additive versus the benchmark. Also helping relative performance were our lower weighting and savvy stock picks in Real Estate and our lack of exposure to Utilities, two sectors that lagged within the benchmark.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]

Marlowe	0.63	CDON	-0.45
AutoCanada	0.52	Haemonetics Corporation	-0.43
Transcat	0.51	Cartrack Holdings	-0.26
ProAssurance Corporation	0.51	a2 Milk	-0.25
SThree	0.48	TKC Corporation	-0.22
[1] Includes dividends		[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK

Our outlook has not changed in any significant way since the end of 2020. In spite of considerable near-term uncertainty, we believe that the global economic recovery will continue, albeit with more fits and starts—as well as market volatility—than many were anticipating as recently as May. In July, however, worrisome signs of a slowdown came from China, and the globe faces a major challenge in containing the Delta COVID variant. We are cautiously optimistic, however, that the global economy will continue to expand, benefiting more economically sensitive sectors of the world’s economies, particularly as supply chains are reestablished and pent-up demand—which remains robust through most of the developed world—is released. As always, we are prepared to act when market volatility gives us the opportunity to build existing holdings at more attractive prices.

8	| 2021 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	9.50	40.77	13.32	15.13	9.09

1 Not Annualized

Market Price Performance History Since Inception (10/17/13)

Cumulative Performance of Investment 1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	41.0%	122.8%	N/A	N/A	N/A	94.9%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
²	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 60 for additional information.

Top 10 Positions
% of Net Assets

ProAssurance Corporation	2.1
Descartes Systems Group (The)	2.1
James River Group Holdings	1.9
SEI Investments	1.8
Marlowe	1.8
IPH	1.6
Morningstar	1.6
Transcat	1.5
CMC Materials	1.5
Sprott	1.5

Portfolio Sector Breakdown
% of Net Assets

Industrials	29.0
Information Technology	20.3
Financials	18.0
Health Care	7.5
Materials	5.5
Consumer Discretionary	3.4
Communication Services	3.2
Real Estate	1.5
Consumer Staples	1.5
Energy	0.6
Cash and Cash Equivalents, Net of Outstanding Line of Credit	9.5

Calendar Year Total Returns (%)

YEAR	RGT
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	30.7
United Kingdom	12.9
Canada	10.8
Sweden	4.8
South Africa	3.0

¹ Represents countries that are 3% or more of net assets.

² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$92 million
Number of Holdings	119
Turnover Rate	33%
Net Asset Value	$16.37
Market Price	$14.98
Average Market Capitalization[1]	$2,112 million
Weighted Average P/E Ratio[2,3]	29.1x
Weighted Average P/B Ratio[2]	3.2x
Active Share[4]	98%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 6/30/21).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021.

2021 Semiannual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments

Common Stocks – 90.5%

	SHARES	VALUE

AUSTRALIA – 2.9%
Cochlear	4,000	$754,960
IPH	249,720	1,460,765
Steadfast Group	53,300	175,878
Technology One	40,400	282,074
Total (Cost $1,443,715)		2,673,677

BERMUDA – 2.4%
Assured Guaranty [1]	10,800	512,784
†James River Group Holdings	45,900	1,722,168
Total (Cost $1,954,639)		2,234,952

BRAZIL – 1.7%
OdontoPrev	312,000	817,355
TOTVS	97,885	740,957
Total (Cost $1,178,333)		1,558,312

CANADA – 10.8%
Alamos Gold Cl. A	132,200	1,009,950
Altus Group	10,700	495,898
AutoCanada [2]	20,400	821,859
Centerra Gold	39,000	296,055
Descartes Systems Group (The) [1,2]	27,400	1,894,984
FirstService	1,400	239,764
LifeWorks	36,500	984,051
Major Drilling Group International [2]	168,000	1,161,472
†Onex Corporation	6,000	435,673
Pan American Silver [1]	22,300	637,111
Sprott	34,360	1,352,391
Stella-Jones	16,000	576,057
Total (Cost $6,144,315)		9,905,265

DENMARK – 0.2%
Chr. Hansen Holding	1,800	162,456
Total (Cost $155,783)		162,456

FRANCE – 0.8%
Esker	1,800	525,050
Interparfums	3,102	201,565
Total (Cost $210,145)		726,615

GERMANY – 2.7%
Carl Zeiss Meditec	3,400	656,941
CompuGroup Medical	3,300	258,452
New Work	3,600	1,131,206
STRATEC	3,300	460,948
Total (Cost $1,639,224)		2,507,547

GREECE – 0.7%
Sarantis	64,500	680,680
Total (Cost $554,222)		680,680

ICELAND – 0.8%
Ossur [2]	101,500	748,555
Total (Cost $657,869)		748,555

INDIA – 2.0%
AIA Engineering [2]	35,100	1,014,443
WNS Holdings ADR [1,2,3]	10,500	838,635
Total (Cost $1,463,783)		1,853,078

ISRAEL – 1.8%
Nova Measuring Instruments [1,2]	5,700	586,473
Tel Aviv Stock Exchange	164,600	1,016,838
Total (Cost $591,484)		1,603,311

ITALY – 1.1%
Carel Industries	35,800	859,609
Gruppo MutuiOnline	2,900	138,235
Total (Cost $489,921)		997,844

JAPAN – 2.6%
As One	2,800	365,705
Benefit One	13,700	430,996
Fukui Computer Holdings	10,800	408,299
NSD	12,200	203,818
TechnoPro Holdings	7,200	170,319
TKC Corporation	25,500	772,380
Total (Cost $1,288,537)		2,351,517

MEXICO – 0.5%
Becle	63,000	166,491
Bolsa Mexicana de Valores	120,600	266,199
Total (Cost $400,551)		432,690

NETHERLANDS – 1.0%
IMCD	5,500	874,550
Total (Cost $387,492)		874,550

NEW ZEALAND – 2.0%
†a2 Milk [2]	60,000	269,982
Fisher & Paykel Healthcare	17,000	369,799
†NZX	330,300	461,759
†Pushpay Holdings [2]	583,000	733,531
Total (Cost $1,776,018)		1,835,071

NORWAY – 1.7%
Protector Forsikring	70,000	672,346
TGS	45,600	581,244
†Tomra Systems	6,000	331,005
Total (Cost $1,247,085)		1,584,595

POLAND – 0.4%
Warsaw Stock Exchange	29,100	363,578
Total (Cost $351,627)		363,578

SINGAPORE – 1.8%
†Karooooo [2]	11,409	423,531
Midas Holdings [2,4]	400,000	0
XP Power	16,300	1,258,167
Total (Cost $1,061,256)		1,681,698

SOUTH AFRICA – 3.0%
JSE	53,000	394,531
PSG Group	114,900	640,399
†Stadio Holdings [2]	3,541,372	766,305
Transaction Capital	344,100	911,335
Total (Cost $2,003,626)		2,712,570

SWEDEN – 4.8%
Biotage	42,100	996,654
Bravida Holding	68,900	996,696
†CDON [2]	7,300	300,424
Dometic Group	15,500	263,975
Karnov Group	161,481	992,498

10 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

SWEDEN (continued)
OEM International Cl. B	59,425	$890,184
Total (Cost $3,335,230)		4,440,431

SWITZERLAND – 1.2%
Kardex Holding	2,400	555,093
LEM Holding	150	314,510
VZ Holding	2,900	245,728
Total (Cost $482,877)		1,115,331

UNITED KINGDOM – 12.9%
Ashmore Group	101,000	537,896
CentralNic Group [2]	136,073	158,113
†Countryside Properties [2]	100,000	653,747
Diploma	8,200	329,402
DiscoverIE Group	60,800	796,471
Eckoh	103,927	92,727
FDM Group Holdings	46,800	660,332
Ferroglobe (Warranty Insurance Trust) [2,4]	41,100	0
Genuit Group	68,300	578,214
Halma	18,700	696,359
Intertek Group	9,300	711,417
Keystone Law Group	95,940	902,454
Learning Technologies Group	342,800	891,961
Marlowe [2]	132,500	1,612,928
Mortgage Advice Bureau Holdings	36,100	589,258
Restore [2]	180,700	974,853
RWS Holdings	45,100	351,550
SThree	146,600	935,884
YouGov	18,600	303,607
Total (Cost $7,620,728)		11,777,173

UNITED STATES – 30.7%
Air Lease Cl. A [1]	20,123	839,934
APi Group [1,2]	50,700	1,059,123
BOK Financial [1]	6,350	549,910
CIRCOR International [1,2]	28,300	922,580
CMC Materials [1]	9,150	1,379,271
Cognex Corporation [1]	4,837	406,550
Colfax [1,2]	21,400	980,334
Diodes [1,2]	7,000	558,390
ESCO Technologies [1]	5,500	515,955
FARO Technologies [1,2]	7,250	563,832
†FormFactor [2]	10,000	364,600
GCM Grosvenor Cl. A	109,626	1,142,303
†Haemonetics Corporation [2]	6,600	439,824
Helios Technologies [1]	7,506	585,843
Innospec [1]	6,228	564,319
Kadant [1]	3,700	651,533
KBR [1]	34,800	1,327,620
Kennedy-Wilson Holdings	30,000	596,100
Lindblad Expeditions Holdings [2]	21,500	344,215
Lindsay Corporation [1]	3,910	646,245
Mesa Laboratories [1]	3,660	992,482
Momentive Global [2]	60,000	1,264,200
Morningstar [1]	5,640	1,450,100
National Instruments [1]	19,420	821,078
†New York Times Cl. A	12,100	526,955
PAR Technology [1,2]	12,341	863,130
ProAssurance Corporation [1]	83,900	1,908,725
Quaker Chemical [1]	2,710	642,785
SEI Investments [1]	26,750	1,657,698
Transcat [2]	24,577	1,388,846
Upland Software [1,2]	19,900	819,283
†Vontier Corporation	41,300	1,345,554
Total (Cost $19,753,954)		28,119,317

TOTAL COMMON STOCKS
(Cost $56,192,414)		82,940,813

REPURCHASE AGREEMENT– 13.8%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$12,652,210 (collateralized by obligations of various U.S. Government Agencies, 1.25%

due 6/30/28, valued at $12,905,261)

(Cost $12,652,210)		12,652,210

TOTAL INVESTMENTS – 104.3%
(Cost $68,844,624)		95,593,023

LIABILITIES LESS CASH AND OTHER ASSETS – (4.3)%		(3,917,001)

NET ASSETS – 100.0%		$91,676,022

ADR – American Depository Receipt

†	New additions in 2021.
[1]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2021. Total market value of pledged securities at June 30, 2021, was $10,566,649.
[2]	Non-income producing.
[3]	At June 30, 2021, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $830,648.
[4]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2021, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $68,875,155. At June 30, 2021, net unrealized appreciation for all securities was $26,717,868 consisting of aggregate gross unrealized appreciation of $28,591,699 and aggregate gross unrealized depreciation of $1,873,831. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 11

Royce Global Value Trust	June 30, 2021 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$82,940,813
Repurchase agreements (at cost and value)	12,652,210
Receivable for dividends	203,271
Prepaid expenses and other assets	17,613
Total Assets	95,813,907
LIABILITIES:
Revolving credit agreement	4,000,000
Payable for investment advisory fee	75,579
Payable for directors’ fees	5,838
Payable for interest expense	3,609
Accrued expenses	52,859
Total Liabilities	4,137,885
Net Assets	$91,676,022
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 5,600,791 shares outstanding (150,000,000 shares authorized)	$47,249,348
Total distributable earnings (loss)	44,426,674
Net Assets (net asset value per share - $16.37)	$91,676,022
Investments at identified cost	$56,192,414

12 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Six Months Ended June 30, 2021 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$757,592
Foreign withholding tax	(63,412)
Total income	694,180
EXPENSES:
Investment advisory fees	437,913
Custody and transfer agent fees	32,556
Administrative and office facilities	28,706
Stockholder reports	28,111
Interest expense	23,369
Professional fees	21,699
Directors’ fees	13,518
Other expenses	15,879
Total expenses	601,751
Compensating balance credits	(2)
Net expenses	601,749
Net investment income (loss)	92,431
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	10,343,291
Foreign currency transactions	36,704
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(2,559,531)
Other assets and liabilities denominated in foreign currency	11,128
Net realized and unrealized gain (loss) on investments and foreign currency	7,831,592
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$7,924,023

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 13

Royce Global Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/21
	(UNAUDITED)	YEAR ENDED 12/31/20

INVESTMENT OPERATIONS:
Net investment income (loss)	$92,431	$(209,532)
Net realized gain (loss) on investments and foreign currency	10,379,995	25,222,265
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,548,403)	(473,615)
Net increase (decrease) in net assets from investment operations	7,924,023	24,539,118
DISTRIBUTIONS:
Total distributable earnings	–	(12,499,130)
Total distributions	–	(12,499,130)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	–	4,684,326
Value of shares tendered	–	(75,782,536)
Total capital stock transactions	–	(71,098,210)
Net Increase (Decrease) In Net Assets	7,924,023	(59,058,222)
NET ASSETS:

Beginning of period	83,751,999	142,810,221
End of period	$91,676,022	$83,751,999

14 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Six Months Ended June 30, 2021 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$7,924,023
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(28,180,092)
Proceeds from sales and maturities of long-term investments	33,498,170
Net purchases, sales and maturities of short-term investments	(1,392,318)
Net (increase) decrease in dividends receivable and other assets	(14,184)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(64,328)
Net change in unrealized appreciation (depreciation) on investments	2,559,531
Net realized gain (loss) on investments	(10,343,291)
Net cash provided by operating activities	3,987,511
CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in revolving credit agreement	(4,000,000)
Distributions	–
Reinvestment of distributions	–
Net cash used for financing activities	(4,000,000)
INCREASE (DECREASE) IN CASH:	(12,489)
Cash and foreign currency at beginning of period	12,489
Cash and foreign currency at end of period	$–

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2021, the Fund paid $73,410 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 15

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/21
	(UNAUDITED)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net Asset Value, Beginning of Period	$14.95	$13.60	$10.42	$12.48	$9.62	$8.81
INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	(0.05)	0.06	0.04	0.02	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.40	2.63	3.18	(2.06)	2.96	0.90
Net increase (decrease) in net assets from investment operations	1.42	2.58	3.24	(2.02)	2.98	0.96
DISTRIBUTIONS:
Net investment income	–	–	(0.06)	(0.04)	(0.11)	(0.14)
Net realized gain on investments and foreign currency	–	(1.19)	–	–	–	–
Total distributions	–	(1.19)	(0.06)	(0.04)	(0.11)	(0.14)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.04)	(0.00)	(0.00)	(0.01)	(0.01)
Total capital stock transactions	–	(0.04)	(0.00)	(0.00)	(0.01)	(0.01)
Net Asset Value, End of Period	$16.37	$14.95	$13.60	$10.42	$12.48	$9.62
Market Value, End of Period	$14.98	$13.36	$11.69	$8.88	$10.81	$8.04
TOTAL RETURN:[1]
Net Asset Value	9.50%[2]	19.67%	31.20%	(16.11)%	31.07%	11.12%
Market Value	12.13%[2]	24.42%	32.33%	(17.50)%	35.96%	9.77%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%[3]	1.00%	1.00%	1.25%	1.25%	1.25%
Other operating expenses	0.37%[3]	0.34%	0.50%	0.49%	0.42%	0.46%
Total expenses (net)	1.37%[3]	1.34%	1.50%	1.74%	1.67%	1.71%
Expenses excluding interest expense	1.32%[3]	1.24%	1.29%	1.53%	1.52%	1.57%
Expenses prior to balance credits	1.37%[3]	1.34%	1.50%	1.74%	1.67%	1.71%
Net investment income (loss)	0.21%[3]	(0.15)%	0.46%	0.30%	0.21%	0.69%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$91,676	$83,752	$142,810	$109,254	$130,526	$100,228
Portfolio Turnover Rate	33%	54%	48%	57%	34%	59%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2392%	1147%	1885%	1466%	1732%	1353%
Asset coverage per $1,000	$23,919	$11,469	$18,851	$14,657	$17,316	$13,528

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[2]	Not annualized

[3]	Annualized

16 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2021. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$82,940,813	$ –	$0	$82,940,813
Repurchase Agreement	–	12,652,210	–	12,652,210

Level 3 Reconciliation:

	BALANCE AS OF 12/31/20	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS) [1]	BALANCE AS OF 6/30/21
Common Stocks	$0	$–	$–	$–	$–	$0

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

2021 Semiannual Report to Stockholders	17

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2021 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 349,058 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2020.

18	2021 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

Capital Stock (continued):

On October 28, 2020, the Fund announced the commencement of a conditional cash tender offer for up to 40% of the Fund’s issued and outstanding shares of common stock as of October 12, 2020 (i.e., 4,201,388 shares) at a price per share equal to 100% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the trading day immediately following the expiration date for the offer. The tender offer was set to expire at 11:59 p.m. Eastern Time on December 16, 2020, unless extended. The closing of the tender offer was contingent on the Fund’s stockholders approving a new investment advisory agreement between the Fund and Royce in accordance with the requirements of the Investment Company Act of 1940.

On December 7, 2020, the Fund announced its Board of Directors had approved amended terms for its previously announced conditional cash tender offer. The Fund offered to purchase up to 50% of its issued and outstanding shares of common stock as of October 12, 2020 (i.e., 5,251,735 shares) at a price per share equal to 100% of the Fund’s net asset value per share as of the close of regular trading on the NYSE on the trading day immediately following the expiration date for the offer. The expiration date for the tender offer was extended until 11:59 P.M. on December 21, 2020. The closing of the tender offer, however, remained contingent on stockholder approval of a new investment advisory agreement between the Fund and Royce.

The Fund’s stockholders approved a new investment advisory agreement between the Fund and Royce at a special meeting of stockholders held on December 17, 2020. In accordance with the terms and conditions of the tender offer, because the number of shares tendered by stockholders exceeded the number of shares offered to be purchased by the Fund, the Fund purchased the full amount of 5,251,735 shares from tendering stockholders on a pro-rata basis (disregarding fractional shares). The purchase price of the properly tendered shares was equal to $14.43 per share (the Fund’s net asset value per share as of the close of regular trading on the NYSE on December 22, 2020) for an aggregate purchase price of $75,782,536. The direct expenses associated with the conduct of the tender offer and the preparation of the tender offer materials, including legal fees, information agent fees, depositary fees, and the costs of printing and mailing the tender offer materials, were borne by Franklin Resources, Inc., Royce’s ultimate corporate parent, and not by the Fund.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund could borrow under the credit agreement during the year ended December 31, 2020 was $8,000,000. Such maximum borrowing amount was subsequently reduced from $8,000,000 to $4,000,000 through an amendment to the credit agreement dated as of January 6, 2021. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of June 30, 2021, the Fund has outstanding borrowings of $4,000,000. During the six months ended June 30, 2021, the Fund borrowed an average daily balance of $4,110,497 at a weighted average borrowing cost of 1.13%. The maximum amount outstanding during the six months ended June 30, 2021, was $8,000,000. As of June 30, 2021, the aggregate value of rehypothecated securities was $830,648.

2021 Semiannual Report to Stockholders	19

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended June 30, 2021, the Fund expensed Royce investment advisory fees totaling $437,913.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2021, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $27,609,980 and $33,095,184, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the six months ended June 30, 2021, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$505,600	$–	$–

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued.

20	2021 Semiannual Report to Stockholders

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2021 Semiannual Report to Stockholders	21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Chuck Royce, Jim Stoeffel,
Brendan Hartmann

FUND PERFORMANCE

For the year-to-date period ended 6/30/21, Royce Micro-Cap Trust (RMT) rose 21.1% on a net asset value (NAV) basis and 26.2% based on market price versus respective gains of 17.5% and 29.0% for its unleveraged benchmarks, the Russell 2000 and Russell Microcap Indexes, for the same period. The Fund’s longer-term relative advantages were substantial. RMT beat the Russell 2000 on an NAV basis for the one-, three-, five-, 10-, 15-, 20-, 25-year, and since inception (12/14/93) periods ended 6/30/21—and missed only for the 15-year period based on market price. The Fund also outperformed the micro-cap index for the three-, five-, 10-, 15-, and 20-year periods ended 6/30/21 on both an NAV and market price basis—while also beating the Russell Microcap for the one-year period based on market price. (Data for the Russell Microcap only goes back to 2000.)

WHAT WORKED… AND WHAT DIDN’T

For the year-to-date period ended 6/30/21, all 11 equity sectors in which the Fund held investments finished in the black. The biggest positive contributions came from Information Technology, Industrials, and Consumer Discretionary, while Utilities, Real Estate, and Consumer Staples had the smallest positive effect. At the industry level, the top contributors were semiconductors & semiconductor equipment (Information Technology), specialty retail (Consumer Discretionary), and health care providers & services (Health Care). The three biggest detracting industries, on the other hand, were biotechnology (Health Care), insurance (Financials), and interactive media & services (Communication Services).

RMT’s top contributor at the position level was AutoCanada, a North American automobile business that sells multiple brands and operates 50 franchised dealerships in Canada, as well as a group in Illinois. In early May, the company reported record-setting revenue and earnings along with a ninth consecutive quarter of outracing the Canadian new vehicle retail market, though AutoCanada’s used vehicle and F&I (Finance & Insurance) segments were the key drivers behind 1Q21’s improved earnings. Next came Chicken Soup for the Soul Entertainment, a media company that produces, develops, and distributes television series, video content, reality shows, and other programming via online and mobile channels. The company has already established a significant presence in the growing AVOD—Advertising-Based Video on Demand—market, in which consumers access free content that’s supported by revenues from various ads, such as sponsored content. Investors were attracted to its promising early growth as well as its position as the only free service with original long-form programming and first-run movies.

The top detractor at the position level was CIRCOR International, which manufactures and distributes valves and fluid control products and services designed to optimize the efficiency and ensure the safety of fluid-control systems across a range of applications in several different end markets. Its shares began to slump in March after the company reported lackluster results for fiscal 4Q20, driven by declines in the commercial industries it serves and some sizable defense program orders being pushed further into 2021. Confident in its longer-term prospects, especially in light of its critical role in enhancing efficiency in a very specific niche, we added a modest number of shares in the first half, making CIRCOR a top-10 position at the end of June. Biopharmaceutical software provider Simulations Plus came next as its shares felt the negative effects of delays and cancellations in its consulting business. While consulting and services represent less revenue than its higher margin software business, we would expect any fundamental shortfall in a higher-multiple stock to meet some selling pressure. So while its decline was a short-term disappointment, we added to our position as we expect its services business to ultimately rebound while remaining constructive on the ongoing strength of the company’s software sales.

Relative to the Russell 2000 for the year-to-date period, both savvy stock selection and sector allocation decisions were additive. Helping most at the sector level was a combination of superior stock picking and lower exposure to the index’s lagging Health Care sector. Stock selection also lifted relative results in Information Technology and Industrials. Conversely, stock picking miscues hurt in Financials and Materials, as did our lower weighting in the rebounding Consumer Discretionary sector.

Top Contributors to Performance Year-to-Date Through 6/30/21 (%)[1]		Top Detractors from Performance Year-to-Date Through 6/30/21 (%)[2]

AutoCanada	1.74	CIRCOR International	-0.23
Chicken Soup For The Soul Entertainment Cl. A	1.01	Simulations Plus	-0.20
Joint Corp. (The)	0.94	Zealand Pharma	-0.19
Onto Innovation	0.62	GCM Grosvenor Cl. A	-0.18
Transcat	0.61	Mesa Laboratories	-0.15
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

Many cyclical sectors began to lag the Russell 2000 in mid-May as the yield curve flattened with the decline in the 10-year Treasury yield. These short-term shifts have not altered our constructive stance on the Fund’s economically sensitive micro-cap holdings, however. We remain confident that these cyclical micro caps are poised for a strong run in the coming years, a confidence underscored by current expectations for strong nominal GDP growth in the U.S. this year and next coupled with an accommodative Fed and attractive relative valuations. Equally important, we remain excited about the opportunities in the micro-cap space, which remains a somewhat under-the-radar asset class with a large number of fundamentally strong companies in evolving industries.

22	2021 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/14/93)
RMT (NAV)	21.12	72.54	17.54	18.99	13.31	9.82	10.86	11.52	11.87

1 Not Annualized

Market Price Performance History Since Inception (12/14/93)

Cumulative Performance of Investment 1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	83.4%	151.3%	260.2%	259.1%	730.8%	1806.0%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.
²	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 60 for additional information.

Top 10 Positions
% of Net Assets

PAR Technology	3.1
AutoCanada	2.9
Mesa Laboratories	2.3
nLIGHT	1.8
Onto Innovation	1.5
Transcat	1.5
Chicken Soup For The Soul Entertainment Cl. A	1.5
Major Drilling Group International	1.4
Joint Corp. (The)	1.2
CIRCOR International	1.2

Portfolio Sector Breakdown
% of Net Assets

Information Technology	23.3
Industrials	18.7
Health Care	15.1
Financials	12.1
Consumer Discretionary	10.2
Energy	5.8
Materials	5.2
Communication Services	5.0
Real Estate	2.5
Consumer Staples	1.7
Utilities	0.3
Cash and Cash Equivalents, Net of Outstanding Line of Credit	0.1

Calendar Year Total Returns (%)

YEAR	RMT
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5
2009	46.5
2008	-45.5
2007	0.6
2006	22.5

Portfolio Diagnostics
Fund Net Assets	$615 million
Number of Holdings	281
Turnover Rate	8%
Net Asset Value	$13.87
Market Price	$12.40
Average Market Capitalization[1]	$811 million
Weighted Average P/B Ratio [2]	2.8x
Active Share [3]	95%
U.S. Investments (% of Net Assets)	78.2%
Non-U.S. Investments (% of Net Assets)	21.7%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 6/30/19 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021.

2021 Semiannual Report to Stockholders  |  23

Royce Micro-Cap Trust

Schedule of Investments

Common Stocks – 99.9%

	SHARES	VALUE

COMMUNICATION SERVICES – 5.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Ooma [1]	57,000	$1,075,020
ORBCOMM [1]	65,000	730,600
†Radius Global Infrastructure Cl. A [1]	79,192	1,148,284
		2,953,904
ENTERTAINMENT - 2.3%
Chicken Soup For The Soul Entertainment Cl. A [1]	219,130	9,071,982
Gaia Cl. A [1,2,3]	100,000	1,099,000
IMAX Corporation [1]	186,600	4,011,900
†Motorsport Games Cl. A [1]	4,700	65,800
		14,248,682
INTERACTIVE MEDIA & SERVICES - 0.6%
QuinStreet [1]	198,600	3,689,988
MEDIA - 1.6%
comScore [1]	297,195	1,485,975
Magnite [1]	206,900	7,001,496
†Taboola.com [1]	112,000	1,159,200
		9,646,671
Total (Cost $15,884,545)		30,539,245

CONSUMER DISCRETIONARY – 10.2%
AUTO COMPONENTS - 1.7%
Motorcar Parts of America [1]	54,800	1,229,712
Patrick Industries	17,250	1,259,250
Sebang Global Battery	50,500	4,349,776
Standard Motor Products	47,460	2,057,391
Stoneridge [1,2]	57,600	1,699,200
		10,595,329
DISTRIBUTORS - 0.1%
Uni-Select [1]	40,000	529,526
DIVERSIFIED CONSUMER SERVICES - 0.8%
Aspen Group [1]	141,520	922,710
Park Lawn	50,000	1,344,789
Universal Technical Institute [1]	445,000	2,888,050
		5,155,549
HOTELS, RESTAURANTS & LEISURE - 1.7%
Century Casinos [1]	303,300	4,073,319
GAN [1]	44,700	734,868
Inspired Entertainment [1]	50,000	637,500
Lindblad Expeditions Holdings [1]	320,968	5,138,698
		10,584,385
HOUSEHOLD DURABLES - 1.0%
Cavco Industries [1,2]	8,600	1,910,834
Legacy Housing [1]	144,900	2,450,259
Lifetime Brands [2]	119,294	1,785,831
		6,146,924
INTERNET & DIRECT MARKETING RETAIL - 0.2%
CarParts.com [1]	50,000	1,018,000
LEISURE PRODUCTS - 0.7%
Clarus Corporation	140,603	3,613,497
MasterCraft Boat Holdings [1]	14,800	389,092
		4,002,589
SPECIALTY RETAIL - 3.6%
AutoCanada [1]	440,000	17,726,363
Barnes & Noble Education [1]	80,000	576,800
Lazydays Holdings [1]	30,000	660,000
OneWater Marine Cl. A	27,845	1,170,325
Shoe Carnival [2]	18,216	1,304,084

Stage Stores [1,4]	15,000	0
†Tile Shop Holdings [1]	76,700	617,435
		22,055,007
TEXTILES, APPAREL & LUXURY GOODS - 0.4%
J G Boswell Company [5]	2,490	2,016,402
YGM Trading [1]	2,564,600	677,128
		2,693,530
Total (Cost $37,049,734)		62,780,839

CONSUMER STAPLES – 1.7%
BEVERAGES - 0.3%
MGP Ingredients	20,000	1,352,800
Primo Water	26,791	448,213
		1,801,013
FOOD PRODUCTS - 1.4%
†CubicFarm Systems [1]	400,000	458,212
John B. Sanfilippo & Son [2,3]	7,900	699,703
Landec Corporation [1,2]	75,610	850,613
Seneca Foods Cl. A [1]	81,087	4,141,924
Seneca Foods Cl. B [1]	40,400	2,115,950
SunOpta [1]	50,000	612,000
		8,878,402
Total (Cost $4,536,826)		10,679,415

ENERGY – 5.8%
ENERGY EQUIPMENT & SERVICES - 3.1%
Aspen Aerogels [1]	175,885	5,262,479
Bristow Group [1,2]	177,900	4,556,019
Computer Modelling Group	594,875	2,452,252
North American Construction Group	50,000	759,000
Pason Systems	202,500	1,458,797
SEACOR Marine Holdings [1,2]	216,957	956,780
TerraVest Industries	237,800	3,725,457
		19,170,784
OIL, GAS & CONSUMABLE FUELS - 2.7%
Ardmore Shipping [1]	90,500	381,910
Brigham Minerals Cl. A	220,000	4,683,800
Dorchester Minerals L.P.	153,963	2,594,276
Dorian LPG [1]	163,138	2,303,509
GeoPark	69,218	875,608
Navigator Holdings [1]	175,000	1,916,250
Sabine Royalty Trust [2]	82,648	3,332,367
StealthGas [1]	229,664	649,949
		16,737,669
Total (Cost $32,703,487)		35,908,453

FINANCIALS – 12.1%
BANKS - 1.9%
Bryn Mawr Bank	25,000	1,054,750
Caribbean Investment Holdings [1]	475,635	213,832
Chemung Financial	31,000	1,373,610
CNB Financial	20,600	470,092
†HarborOne Bancorp	35,100	503,334
HBT Financial	46,300	806,083
Live Oak Bancshares [2]	30,900	1,823,100
Midway Investments [1,4]	735,647	0
†Shore Bancshares	29,100	487,425
†Southern First Bancshares [1]	9,300	475,788
TriState Capital Holdings [1]	42,800	872,692

24 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
†Virginia National Bankshares	89,910	$3,496,600
		11,577,306
CAPITAL MARKETS - 7.3%
ASA Gold and Precious Metals	171,150	3,691,706
B. Riley Financial	24,700	1,864,850
Barings BDC	215,300	2,273,568
Bolsa Mexicana de Valores	1,068,000	2,357,380
Canaccord Genuity Group	203,300	2,227,181
Donnelley Financial Solutions [1]	50,000	1,650,000
Fiera Capital Cl. A	78,000	684,608
GCM Grosvenor Cl. A	380,800	3,967,936
Manning & Napier Cl. A [1]	136,600	1,075,042
Silvercrest Asset Management Group Cl. A	224,100	3,370,464
Sprott	176,453	6,945,097
StoneX Group [1,2,3]	69,327	4,206,069
Tel Aviv Stock Exchange	343,000	2,118,927
U.S. Global Investors Cl. A [2]	439,454	2,720,220
Urbana Corporation	237,600	651,694
Value Line [2,3]	74,574	2,311,794
VNV Global [1]	100,000	1,114,149
Warsaw Stock Exchange	52,900	660,938
Westaim Corporation (The) [1]	500,000	1,076,960
		44,968,583
CONSUMER FINANCE - 0.2%
EZCORP Cl. A [1,2,3]	201,000	1,212,030
DIVERSIFIED FINANCIAL SERVICES - 0.7%
ECN Capital	556,000	4,171,345
Waterloo Investment Holdings [1,4]	806,000	201,500
		4,372,845
INSURANCE - 1.1%
Hallmark Financial Services [1,2]	114,000	507,300
†Trean Insurance Group [1]	43,300	652,964
Trupanion [1,2]	50,070	5,763,057
		6,923,321
INVESTMENT COMPANIES - 0.8%
†ACE Convergence Acquisition Cl. A [1]	157,800	1,570,899
†Cerberus Telecom Acquisition Cl. A [1]	166,800	1,656,324
†LiveVox Holdings Cl. A [1]	113,929	951,307
†Spartan Acquisition Corp. II Cl. A [1]	80,754	806,733
		4,985,263
THRIFTS & MORTGAGE FINANCE - 0.1%
†OP Bancorp	45,700	459,742
Total (Cost $52,105,610)		74,499,090

HEALTH CARE – 15.1%
BIOTECHNOLOGY - 2.3%
Arcturus Therapeutics Holdings [1,2]	79,836	2,701,650
CareDx [1]	18,900	1,729,728
†Catalyst Pharmaceuticals [1]	297,100	1,708,325
Larimar Therapeutics [1,2]	28,064	275,589
MeiraGTx Holdings [1]	114,400	1,773,200
Neoleukin Therapeutics [1,2]	145,397	1,342,014
Zealand Pharma [1]	153,015	4,518,777
		14,049,283
HEALTH CARE EQUIPMENT & SUPPLIES - 6.6%
Apyx Medical [1]	35,800	369,098
AtriCure [1,2]	15,000	1,189,950
Atrion Corporation [2]	4,689	2,911,541

BioLife Solutions [1]	33,700	1,499,987
Chembio Diagnostics [1]	135,800	403,326
†ClearPoint Neuro [1]	90,900	1,735,281
CryoLife [1]	15,200	431,680
Cutera [1]	62,700	3,074,181
Mesa Laboratories [2]	52,000	14,100,840
Misonix [1]	95,500	2,118,190
OraSure Technologies [1,2]	50,000	507,000
OrthoPediatrics Corp. [1]	6,500	410,670
Profound Medical [1]	85,800	1,397,468
Repro Med Systems [1]	193,300	894,979
Semler Scientific [1,5]	22,400	2,504,096
Surmodics [1,2,3]	85,300	4,627,525
Utah Medical Products	31,350	2,666,004
		40,841,816
HEALTH CARE PROVIDERS & SERVICES - 2.8%
Cross Country Healthcare [1]	130,800	2,159,508
Great Elm Group [1]	566,700	1,269,408
†Hims & Hers Health Cl. A [1,2,3]	200,000	2,178,000
Joint Corp. (The) [1]	88,384	7,417,185
National Research [2]	46,668	2,142,061
PetIQ Cl. A [1,2]	25,000	965,000
Sharps Compliance [1]	124,700	1,284,410
		17,415,572
HEALTH CARE TECHNOLOGY - 1.6%
OptimizeRx Corporation [1]	25,200	1,559,880
Simulations Plus [2]	85,570	4,698,649
Tabula Rasa HealthCare [1,2]	38,400	1,920,000
Vocera Communications [1]	33,100	1,319,035
		9,497,564
LIFE SCIENCES TOOLS & SERVICES - 1.5%
Harvard Bioscience [1]	333,400	2,777,222
Quanterix Corporation [1]	111,700	6,552,322
		9,329,544
PHARMACEUTICALS - 0.3%
Knight Therapeutics [1]	187,000	791,989
Theravance Biopharma [1,2]	59,009	856,811
		1,648,800
Total (Cost $48,762,565)		92,782,579

INDUSTRIALS – 18.7%
AEROSPACE & DEFENSE - 1.1%
Astronics Corporation [1]	26,129	457,519
CPI Aerostructures [1]	189,700	673,435
Innovative Solutions and Support	78,828	494,251
SIFCO Industries [1]	45,800	461,206
Virgin Galactic Holdings [1,2]	102,850	4,731,100
		6,817,511
AIR FREIGHT & LOGISTICS - 0.2%
Atlas Air Worldwide Holdings [1]	10,000	681,100
Echo Global Logistics [1]	20,000	614,800
		1,295,900
BUILDING PRODUCTS - 0.9%
Burnham Holdings Cl. A [5]	117,000	1,616,940
CSW Industrials [2]	20,000	2,369,200
Insteel Industries [2,3]	44,200	1,421,030
Quanex Building Products	9,900	245,916
		5,653,086

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Acme United	25,000	$1,114,000
Atento [1]	21,742	557,465
Civeo Corporation [1]	37,499	667,482
Heritage-Crystal Clean [1,2,3]	123,001	3,650,670
Team [1,2]	93,300	625,110
Vidler Water Resouces [1,2]	121,200	1,611,960
		8,226,687
CONSTRUCTION & ENGINEERING - 3.5%
Ameresco Cl. A [1]	94,400	5,920,768
Construction Partners Cl. A [1]	84,900	2,665,860
Granite Construction	13,500	560,655
IES Holdings [1,2]	109,100	5,603,376
Infrastructure and Energy Alternatives [1]	275,100	3,537,786
Matrix Service [1,2]	8,200	86,100
Northwest Pipe [1,2]	59,400	1,678,050
NV5 Global [1]	13,400	1,266,434
		21,319,029
ELECTRICAL EQUIPMENT - 1.0%
American Superconductor [1]	104,225	1,812,473
Encore Wire [2]	3,307	250,638
LSI Industries	415,740	3,330,077
Powell Industries [2]	21,400	662,330
Power Solutions International [1,2,5]	21,100	128,710
		6,184,228
MACHINERY - 4.2%
CIRCOR International [1,2,3]	220,421	7,185,724
Graham Corporation [2]	149,850	2,061,936
†H2O Innovation [1]	437,300	797,272
Hurco Companies [2]	36,866	1,290,310
L. B. Foster Company [1,2]	95,300	1,776,392
Lindsay Corporation [2]	41,600	6,875,648
Luxfer Holdings [2]	12,900	287,025
NN [1]	90,600	665,910
Shyft Group (The)	17,200	643,452
Titan International [1]	212,200	1,799,456
Wabash National	6,400	102,400
Westport Fuel Systems [1]	412,500	2,190,375
		25,675,900
MARINE - 1.4%
Algoma Central	40,000	529,203
Clarkson	98,900	4,364,187
Eagle Bulk Shipping [1,2]	81,428	3,853,173
		8,746,563
PROFESSIONAL SERVICES - 1.1%
Acacia Research [1,2]	190,000	1,284,400
Barrett Business Services	2,600	188,786
Forrester Research [1]	45,900	2,102,220
Franklin Covey [1,2]	40,100	1,297,235
GP Strategies [1]	43,700	686,964
Resources Connection	59,300	851,548
		6,411,153
ROAD & RAIL - 0.9%
Covenant Logistics Group Cl. A [1]	55,900	1,156,012
HyreCar [1]	108,000	2,259,360
Patriot Transportation Holding [2]	55,764	627,903
Universal Logistics Holdings [2]	75,200	1,752,160
		5,795,435

TRADING COMPANIES & DISTRIBUTORS - 3.1%
†BlueLinx Holdings [1]	28,000	1,407,840
EVI Industries [1,2]	217,709	6,182,936
Lawson Products [1]	36,500	1,953,115
Transcat [1]	162,207	9,166,317
		18,710,208
Total (Cost $74,197,776)		114,835,700

INFORMATION TECHNOLOGY – 23.3%
COMMUNICATIONS EQUIPMENT - 1.0%
Clearfield [1]	85,200	3,190,740
Digi International [1]	71,600	1,439,876
Genasys [1]	38,300	209,884
Ituran Location and Control	50,000	1,362,000
		6,202,500
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.0%
Bel Fuse Cl. A	67,705	969,536
Fabrinet [1]	2,200	210,914
FARO Technologies [1,2]	65,200	5,070,604
HollySys Automation Technologies	51,900	773,310
Luna Innovations [1]	491,478	5,322,707
nLIGHT [1,2,3]	306,100	11,105,308
Novanta [1]	3,400	458,184
PAR Technology [1,2]	268,924	18,808,544
PC Connection [2]	14,000	647,780
PowerFleet [1]	230,500	1,659,600
Richardson Electronics	316,900	2,633,439
Vishay Precision Group [1]	41,800	1,422,872
		49,082,798
IT SERVICES - 0.5%
Cantaloupe [1,2]	90,500	1,073,330
Computer Task Group [1]	84,800	820,016
Hackett Group (The) [2]	27,700	499,154
International Money Express [1]	20,000	297,000
†Liberated Syndication [1,5]	98,000	382,200
		3,071,700
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.9%
Alpha & Omega Semiconductor [1]	17,900	543,981
Amtech Systems [1,2,3]	92,184	888,654
Axcelis Technologies [1]	5,400	218,268
AXT [1]	100,000	1,098,000
Brooks Automation [2]	37,800	3,601,584
Camtek [1]	101,700	3,835,107
Cohu [1]	38,990	1,434,442
CyberOptics Corporation [1]	64,900	2,658,304
FormFactor [1]	22,869	833,804
Ichor Holdings [1]	25,700	1,382,660
Kulicke & Soffa Industries [2]	77,200	4,724,640
Nova Measuring Instruments [1,2]	59,500	6,121,955
NVE Corporation	14,400	1,066,320
Onto Innovation [1,2,3]	127,550	9,316,252
PDF Solutions [1]	189,500	3,445,110
Photronics [1]	240,800	3,180,968
†Sequans Communications ADR [1]	31,800	191,436
Silicon Motion Technology ADR	4,700	301,270
Ultra Clean Holdings [1,2]	72,200	3,878,584
		48,721,339
SOFTWARE - 4.5%
Agilysys [1,2]	96,100	5,465,207

26 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
American Software Cl. A [2]	80,252	$1,762,334
AudioEye [1]	50,000	839,500
Digital Turbine [1]	89,700	6,819,891
E2open Parent Holdings Cl. A [1]	112,200	1,281,324
†Mitek Systems [1]	64,000	1,232,640
Model N [1]	25,000	856,750
OneSpan [1]	5,600	143,024
Optiva [1]	28,000	607,615
QAD Cl. A	4,662	405,687
RealNetworks [1]	100,171	233,399
SharpSpring [1]	104,700	1,768,383
Upland Software [1]	148,200	6,101,394
		27,517,148
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.4%
AstroNova [1]	114,600	1,595,232
Avid Technology [1]	63,500	2,486,025
Intevac [1]	539,400	3,635,556
TransAct Technologies [1]	40,900	561,557
		8,278,370
Total (Cost $68,609,882)		142,873,855

MATERIALS – 5.2%
CHEMICALS - 0.2%
LSB Industries [1]	135,800	821,590
Rayonier Advanced Materials [1]	50,000	334,500
		1,156,090
CONSTRUCTION MATERIALS - 0.2%
Monarch Cement [5]	8,150	912,800
CONTAINERS & PACKAGING - 0.3%
UFP Technologies [1,2]	36,445	2,092,672
METALS & MINING - 4.5%
Alamos Gold Cl. A	261,044	1,994,262
Altius Minerals	113,000	1,552,428
Ampco-Pittsburgh [1]	79,002	479,542
Haynes International [2]	84,400	2,986,072
Imdex	569,466	871,225
MAG Silver [1]	154,050	3,222,726
Major Drilling Group International [1]	1,204,084	8,324,460
Olympic Steel	35,000	1,028,650
Pretium Resources [1]	80,000	765,408
Sandstorm Gold [1]	810,000	6,390,900
Universal Stainless & Alloy Products [1,2]	33,620	338,553
		27,954,226
Total (Cost $23,272,337)		32,115,788

REAL ESTATE – 2.5%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
Postal Realty Trust Cl. A	114,000	2,079,360
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.2%
Altus Group	87,000	4,032,067
Dundee Corporation Cl. A [1]	413,200	523,333
Marcus & Millichap [1,2]	4,900	190,463
Real Matters [1]	229,500	3,310,310
RMR Group (The) Cl. A [2]	75,400	2,913,456
Tejon Ranch [1,2]	154,994	2,357,459
		13,327,088
Total (Cost $14,607,101)		15,406,448

UTILITIES – 0.3%
WATER UTILITIES - 0.3%
Global Water Resources	106,000	1,810,480
Total (Cost $678,400)		1,810,480

TOTAL COMMON STOCKS
(Cost $372,408,263)		614,231,892

REPURCHASE AGREEMENT– 3.4%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$20,747,953 (collateralized by obligations of various U.S. Government Agencies, 1.25%

due 6/30/28, valued at $21,162,919)

(Cost $20,747,953)		20,747,953

TOTAL INVESTMENTS – 103.3%
(Cost $393,156,216)		634,979,845

LIABILITIES LESS CASH AND OTHER ASSETS – (3.3)%		(20,344,642)

NET ASSETS – 100.0%		$614,635,203

ADR – American Depository Receipt

†	New additions in 2021.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2021. Total market value of pledged securities at June 30, 2021, was $71,834,492.
[3]	At June 30, 2021, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $19,442,145.
[4]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[5]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2021, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $393,483,166. At June 30, 2021, net unrealized appreciation for all securities was $241,496,679 consisting of aggregate gross unrealized appreciation of $276,411,266 and aggregate gross unrealized depreciation of $34,914,587. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust	June 30, 2021 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$614,231,892
Repurchase agreements (at cost and value)	20,747,953
Cash	7,607
Foreign currency (cost $21,900)	21,893
Receivable for investments sold	2,250,287
Receivable for dividends	155,409
Prepaid expenses and other assets	36,034
Total Assets	637,451,075
LIABILITIES:
Revolving credit agreement	22,000,000
Payable for investments purchased	152,536
Payable for investment advisory fee	530,670
Payable for directors’ fees	19,125
Payable for interest expense	19,847
Accrued expenses	93,694
Total Liabilities	22,815,872
Net Assets	$614,635,203
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 44,326,402 shares outstanding (150,000,000 shares authorized)	$372,893,880
Total distributable earnings (loss)	257,108,560
Quarterly distributions	(15,367,237)
Net Assets (net asset value per share - $13.87)	$614,635,203
Investments at identified cost	$372,408,263

28 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2021 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,263,553
Foreign withholding tax	(80,777)
Rehypothecation income	26,491
Total income	2,209,267
EXPENSES:
Investment advisory fees	2,871,313
Interest expense	124,902
Administrative and office facilities	103,411
Stockholder reports	51,934
Directors’ fees	42,474
Custody and transfer agent fees	40,411
Professional fees	37,595
Other expenses	31,596
Total expenses	3,303,636
Compensating balance credits	(22)
Net expenses	3,303,614
Net investment income (loss)	(1,094,347)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	20,710,284
Foreign currency transactions	29,742
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	87,754,101
Other assets and liabilities denominated in foreign currency	(1,684)
Net realized and unrealized gain (loss) on investments and foreign currency	108,492,443
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$107,398,096

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/21 (UNAUDITED)	YEAR ENDED 12/31/20

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,094,347)	$(1,313,986)
Net realized gain (loss) on investments and foreign currency	20,740,026	27,280,534
Net change in unrealized appreciation (depreciation) on investments and foreign currency	87,752,417	99,194,387
Net increase (decrease) in net assets from investment operations	107,398,096	125,160,935
DISTRIBUTIONS:
Quarterly distributions	(15,367,237)	(26,108,860)
Total distributions	(15,367,237)	(26,108,860)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	6,688,412	12,056,861
Total capital stock transactions	6,688,412	12,056,861
Net Increase (Decrease) In Net Assets	98,719,271	111,108,936
NET ASSETS:
Beginning of period	515,915,932	404,806,996
End of period	$614,635,203	$515,915,932

30 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2021 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$107,398,096
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(52,079,030)
Proceeds from sales and maturities of long-term investments	75,490,316
Net purchases, sales and maturities of short-term investments	(13,771,797)
Net (increase) decrease in dividends receivable and other assets	17,084
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	108,379
Net change in unrealized appreciation (depreciation) on investments	(87,754,101)
Net realized gain (loss) on investments	(20,710,284)
Net cash provided by operating activities	8,698,663
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(15,367,237)
Reinvestment of distributions	6,688,412
Net cash used for financing activities	(8,678,825)
INCREASE (DECREASE) IN CASH:	19,838
Cash and foreign currency at beginning of period	9,662
Cash and foreign currency at end of period	$29,500

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2021, the Fund paid $127,458 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/21 (UNAUDITED)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net Asset Value, Beginning of Period	$11.79	$9.63	$8.53	$10.48	$9.63	$8.59
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)	(0.03)	0.01	0.01	0.06	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.47	2.86	1.81	(1.18)	1.52	1.70
Net increase (decrease) in net assets from investment operations	2.45	2.83	1.82	(1.17)	1.58	1.73
DISTRIBUTIONS:
Net investment income	– [1]	(0.08)	(0.03)	(0.00)	(0.06)	(0.08)
Net realized gain on investments and foreign currency	(0.21)[1]	(0.53)	(0.65)	(0.75)	(0.63)	(0.56)
Return of capital	(0.14)[1]	–	–	–	–	–
Total distributions	(0.35)	(0.61)	(0.68)	(0.75)	(0.69)	(0.64)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.06)	(0.04)	(0.03)	(0.04)	(0.05)
Total capital stock transactions	(0.02)	(0.06)	(0.04)	(0.03)	(0.04)	(0.05)
Net Asset Value, End of Period	$13.87	$11.79	$9.63	$8.53	$10.48	$9.63
Market Value, End of Period	$12.40	$10.12	$8.54	$7.42	$9.44	$8.16
TOTAL RETURN:[2]
Net Asset Value	21.12%[3]	33.60%	22.44%	(11.62)%	17.67%	21.98%
Market Value	26.16%[3]	29.32%	24.82%	(14.65)%	25.09%	22.30%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[4]	0.98%[5]	1.19%	0.85%	0.92%[6]	0.49%	0.87%
Other operating expenses	0.15%[5]	0.24%	0.35%	0.43%	0.40%	0.39%
Total expenses (net)	1.13%[5]	1.43%	1.20%	1.35%	0.89%	1.26%
Expenses excluding interest expense	1.09%[5]	1.34%	1.01%	1.05%	0.62%	1.02%
Expenses prior to balance credits	1.13%[5]	1.43%	1.20%	1.35%	0.89%	1.26%
Net investment income (loss)	(0.38)%[5]	(0.34)%	0.10%	0.10%	0.56%	0.32%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$614,635	$515,916	$404,807	$345,499	$409,905	$363,701
Portfolio Turnover Rate	8%	17%	15%	21%	15%	26%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2894%	2445%	1940%	1670%	1011%	908%
Asset coverage per $1,000	$28,938	$24,451	$19,400	$16,705	$10,109	$9,082

[1]	Amounts are subject to change and recharacterization at year end.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[3]	Not annualized
[4]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6-month basis for the six months ended 6/30/21, and a 12-month basis for the years shown.
[5]	Annualized
[6]	Includes the impact of the adjustment of prior period’s performance fees of 0.06%.

32 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2021. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$606,469,244	$ 7,561,148	$201,500	$614,231,892
Repurchase Agreement	–	20,747,953	–	20,747,953

2021 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/20	SALES	CORPORATE ACTIONS	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/21
Common Stocks	$201,500	$0	$ –	$(704,378)	$704,378	$201,500
Warrants	5,000	–	0	–	(5,000)	–

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2021 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

34 | 2021 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 561,614 and 1,745,537 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2021 and the year ended December 31, 2020, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $22,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

As of June 30, 2021, the Fund has outstanding borrowings of $22,000,000. During the six months ended June 30, 2021, the Fund borrowed an average daily balance of $22,000,000 at a weighted average borrowing cost of 1.13%. The maximum amount outstanding during the six months ended June 30, 2021, was $22,000,000. As of June 30, 2021, the aggregate value of rehypothecated securities was $19,442,145. During the six months ended June 30, 2021, the Fund earned $26,491 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

2021 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):

For the six rolling 36-month periods ended June 2021, the Fund’s investment performance ranged from 6% above to 14% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $2,061,045 and a net upward adjustment of $810,268 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2021, the Fund expensed Royce investment advisory fees totaling $2,871,313.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2021, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $48,956,650 and $69,784,241, respectively.

Cross trades may be executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. The Fund had no cross trades for the six months ended June 30, 2021.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued.

36 | 2021 Semiannual Report to Stockholders

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2021 Semiannual Report to Stockholders | 37

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Value Trust (RVT)

Chuck Royce, Lauren Romeo, CFA®

Steven McBoyle, Andrew Palen

FUND PERFORMANCE

For the year-to-date period ended 6/30/21, Royce Value Trust (RVT) rose 16.8% on a net asset value (NAV) basis and 21.2% based on market price versus respective gains of 17.5% and 23.6% for its unleveraged small-cap benchmarks, the Russell 2000 and S&P SmallCap 600 Indexes, for the same period. While not the relative NAV result we were hoping for, we were nonetheless pleased with first-half results on an absolute scale. We were also pleased that RVT beat the Russell 2000 on an NAV and market price basis for the three-, five-, 20-, 25-, 30-year, and since inception (11/26/86) periods ended 6/30/21, all under the management of Chuck Royce.

WHAT WORKED… AND WHAT DIDN’T

For the year-to-date period ended 6/30/21, nine of the 11 equity sectors in which the Fund held investments made positive contributions to performance, with the largest coming from Industrials, Consumer Discretionary, and Information Technology. Health Care made a modest negative impact, Utilities was essentially flat, and Communication Services had the smallest positive impact. At the industry level, the top contributors were specialty retail (Consumer Discretionary) and two groups from Information Technology: semiconductors & semiconductor equipment stocks and electronic equipment, instruments & components companies. Each of the three biggest detracting industries came from the lagging Health Care sector: health care equipment & supplies, biotechnology, and health care technology.

RVT’s top contributor at the position level was AutoCanada, a North American automobile business that sells multiple brands and operates 50 franchised dealerships in Canada, as well as a group in Illinois. In early May, the company reported record-setting revenue and earnings along with a ninth consecutive quarter of outracing the Canadian new vehicle retail market, though AutoCanada’s used vehicle and F&I (Finance & Insurance) segments were the key drivers behind 1Q21’s improved earnings. The second top contributor in 2021’s first half was Scientific Games, which develops, manufactures, and distributes a host of gaming, lottery, sports betting, and other information-based products and services. It beat earnings expectations for its fiscal first quarter of 2021 and has seen improvement for its newer product launches. We also like that it’s paid down debt and has products and services that we think could potentially be profitably spun off.

The top detractor at the position level was SmileDirectClub, which designs and manufactures dental equipment such as invisible aligners and braces that straighten teeth. The company has had success expanding beyond the U.S. while profitably growing its domestic business. However, SmileDirectClub also suffered a cybersecurity-driven manufacturing interruption shortly after reporting results, which depressed its previously sunny near-term outlook. Liking its long-term prospects, we chose to build our position while others were selling. GCM Grosvenor is an investment management company focused on private equity, infrastructure investments, real estate, credit finance, and absolute return. Its shares fell after the company reported fiscal first-quarter results in mid-May that showed better-than-expected revenues but earnings that seemed to fall short of other investors’ expectations. We added shares through most of the first half.

Relative to the Russell 2000 for the year-to-date period, underperformance came entirely from stock selection as sector allocation decisions had a solid positive effect, though not large enough to give RVT a relative edge. Hurting relative results most at the sector level was ineffective stock selection in both Energy and Materials—the positive effects of our overweights in each of these resurgent sectors somewhat mitigated the negative effect. Stock picks also hurt in Communication Services where, we should note, meme stocks dominated small-cap results in 2021’s first half. Conversely, our significantly lower weighting in Health Care, along with stock selection in Industrials and an almost total lack of exposure to lagging Utilities, helped relative results.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]

AutoCanada	1.16	SmileDirectClub Cl. A	-0.24
Scientific Games	0.49	GCM Grosvenor Cl. A	-0.17
MKS Instruments	0.42	Haemonetics Corporation	-0.17
FLIR Systems	0.40	Upland Software	-0.14
Upwork	0.36	CIRCOR International	-0.14
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

Many cyclical sectors began to lag the Russell 2000 in mid-May as the yield curve flattened with the decline in the 10-year Treasury yield. These short-term shifts have not altered our constructive stance on the Fund’s economically sensitive holdings, however. We remain confident that cyclical small caps are poised for a strong run in the coming years, a confidence underscored by current expectations for strong nominal GDP growth in the U.S. this year and next coupled with an accommodative Fed and attractive relative valuations. Equally important, we remain excited about the opportunities in small caps, an asset class with a large number of diverse and interesting companies and evolving industries. We have recently been most focused on identifying those businesses that were able to use the difficulties wrought by the pandemic and ensuing recession to get stronger. We’ve been finding these kinds of businesses selling at what we think are attractive valuations largely in Industrials, Information Technology, and Financials. We believe that we are embarking on the leg of the cycle when company results, rather than valuation expansion, typically begin to drive most of the stock price movement—an environment that we believe suits our skill sets well.

38	| 2021 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	16.77	56.22	15.61	17.32	11.39	8.99	9.57	10.92	11.60	11.16

1 Not Annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 6/30/211

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	61.4%	140.2%	206.9%	236.9%	537.1%	3214.5%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.
[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 60 for additional information.

Top 10 Positions
% of Net Assets

MKS Instruments	2.3
AutoCanada	1.8
Upland Software	1.5
Quaker Chemical	1.3
Bandwidth Cl. A	1.1
Cirrus Logic	1.1
KBR	1.1
Kadant	1.0
IES Holdings	1.0
FirstService	1.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.4
Information Technology	23.7
Financials	13.7
Consumer Discretionary	10.6
Materials	10.1
Health Care	6.1
Real Estate	3.9
Energy	3.9
Communication Services	2.3
Consumer Staples	1.2
Utilities	0.0
Diversified Investment Companies	0.0
Cash and Cash Equivalents, Net of Outstanding Line of Credit	0.1

Calendar Year Total Returns (%)

YEAR	RVT
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3
2009	44.6
2008	-45.6
2007	5.0
2006	19.5

Portfolio Diagnostics

Fund Net Assets	$2,167 million
Number of Holdings	561
Turnover Rate	25%
Net Asset Value	$20.98
Market Price	$18.97
Average Market Capitalization[1]	$2,624 million
Weighted Average P/E Ratio [2,3]	21.1x
Weighted Average P/B Ratio [2]	2.7x
Active Share [4]	85%
U.S. Investments (% of Net Assets)	82.7%
Non-U.S. Investments (% of Net Assets)	17.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 6/30/21).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/16 and 6/30/18 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2021.

2021 Semiannual Report to Stockholders | 39

Royce Value Trust

Schedule of Investments

Common Stocks – 99.8%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
Bandwidth Cl. A [1]	173,450	$23,922,224
Cogent Communications Holdings [2]	9,552	734,453
Liberty Latin America Cl. C [1,2,3]	319,528	4,505,345
		29,162,022
ENTERTAINMENT - 0.4%
IMAX Corporation [1]	350,000	7,525,000
Marcus Corporation (The) [1]	6,051	128,342
†World Wrestling Entertainment Cl. A	3,476	201,225
		7,854,567
INTERACTIVE MEDIA & SERVICES - 0.2%
†Enthusiast Gaming Holdings [1]	191,750	1,138,496
QuinStreet [1,2,3]	203,654	3,783,892
		4,922,388
MEDIA - 0.3%
†AMC Networks Cl. A [1]	12,520	836,336
comScore [1,2]	404,910	2,024,550
E.W. Scripps Company (The) Cl. A	6,825	139,162
Gannett Company [1]	98,113	538,640
†Magnite [1]	23,400	791,856
Meredith Corporation [1]	57,683	2,505,750
		6,836,294
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
†Shenandoah Telecommunications	8,445	409,667
Spok Holdings	8,822	84,867
		494,534
Total (Cost $43,374,755)		49,269,805

CONSUMER DISCRETIONARY – 10.6%
AUTO COMPONENTS - 1.6%
Dorman Products [1,2]	49,000	5,079,830
Gentex Corporation [2]	183,030	6,056,463
†Goodyear Tire & Rubber [1]	10,701	183,522
LCI Industries [2]	115,595	15,191,495
Motorcar Parts of America [1]	14,947	335,411
Patrick Industries [2]	85,740	6,259,020
Standard Motor Products [2]	17,100	741,285
Superior Industries International [1]	16,122	138,972
†XPEL [1]	3,111	260,919
		34,246,917
AUTOMOBILES - 0.0%
Winnebago Industries	1,500	101,940
DISTRIBUTORS - 0.2%
Core-Mark Holding Company [2]	5,057	227,615
LKQ Corporation [1,2]	101,400	4,990,908
		5,218,523
DIVERSIFIED CONSUMER SERVICES - 0.3%
American Public Education [1]	21,918	621,156
Perdoceo Education [1]	45,346	556,395
Regis [1]	49,910	467,158
Universal Technical Institute [1]	639,032	4,147,318
		5,792,027
HOTELS, RESTAURANTS & LEISURE - 1.8%
Century Casinos [1]	81,964	1,100,776
†Denny’s Corporation [1]	70,000	1,154,300
†Hilton Grand Vacations [1]	295,700	12,239,023
†Hyatt Hotels Cl. A [1]	2,729	211,880
Lindblad Expeditions Holdings [1,2]	373,700	5,982,937
Ruth’s Hospitality Group [1]	16,398	377,646
Scientific Games [1]	234,668	18,172,690
		39,239,252
HOUSEHOLD DURABLES - 0.8%
Cavco Industries [1,2,3]	14,700	3,266,193
†Century Communities	9,625	640,448
Ethan Allen Interiors [2]	24,239	668,996
La-Z-Boy	28,964	1,072,827
Meritage Homes [1]	17,288	1,626,455
Skyline Champion [1]	11,810	629,473
TopBuild Corp. [1]	45,200	8,939,656
Tupperware Brands [1]	6,079	144,376
		16,988,424
INTERNET & DIRECT MARKETING RETAIL - 0.5%
†1-800-FLOWERS.COM Cl. A [1]	51,190	1,631,425
PetMed Express	2,420	77,077
Shutterstock	13,456	1,320,976
Stamps.com [1]	37,766	7,564,152
		10,593,630
LEISURE PRODUCTS - 0.4%
Brunswick Corporation	69,050	6,878,761
Johnson Outdoors Cl. A	1,260	152,460
MasterCraft Boat Holdings [1]	41,988	1,103,864
Sturm, Ruger & Company	1,148	103,297
†YETI Holdings [1]	4,772	438,165
		8,676,547
MULTILINE RETAIL - 0.0%
Big Lots	11,018	727,298
SPECIALTY RETAIL - 3.6%
†Aaron’s Company (The)	4,363	139,572
America’s Car-Mart [1,2]	97,500	13,817,700
Asbury Automotive Group [1]	22,153	3,796,360
AutoCanada [1]	952,600	38,377,577
Barnes & Noble Education [1]	14,332	103,334
Buckle (The)	31,285	1,556,429
Caleres	1,844	50,323
Camping World Holdings Cl. A [2]	279,113	11,440,842
CarMax [1]	2,100	271,215
Cato Corporation (The) Cl. A	34,210	577,123
Chico’s FAS [1]	746	4,909
Children’s Place (The) [1]	1,559	145,080
Genesco [1]	4,412	280,956
Haverty Furniture	17,053	729,186
Hibbett [1]	11,420	1,023,574
MarineMax [1]	11,804	575,327
†ODP Corporation (The) [1]	14,423	692,448
Rent-A-Center	27,544	1,461,760
Shoe Carnival [2]	12,423	889,362
Signet Jewelers [1]	2,994	241,885
Sleep Number [1]	9,885	1,086,856
Zumiez [1]	24,536	1,202,019
		78,463,837
TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Canada Goose Holdings [1]	208,800	9,132,912
G-III Apparel Group [1]	24,253	796,954
J G Boswell Company [4]	3,940	3,190,612
Kontoor Brands	7,130	402,203
†Levi Strauss & Co. Cl. A	21,004	582,231
Movado Group	10,898	342,960

40 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
TEXTILES, APPAREL & LUXURY GOODS (continued)
Ralph Lauren Cl. A	96,992	$11,426,627
Steven Madden	19,810	866,886
Vera Bradley [1]	41,657	516,130
Wolverine World Wide [2]	93,662	3,150,790
		30,408,305
Total (Cost $139,150,620)		230,456,700

CONSUMER STAPLES – 1.2%
BEVERAGES - 0.0%
†Coca-Cola Consolidated	448	180,154
FOOD & STAPLES RETAILING - 0.0%
SpartanNash Company	37,072	715,860
FOOD PRODUCTS - 0.7%
†CubicFarm Systems [1]	950,000	1,088,254
John B. Sanfilippo & Son	4,094	362,606
Nomad Foods [1,2]	143,600	4,059,572
Seneca Foods Cl. A [1]	197,413	10,083,856
		15,594,288
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	22,294	1,180,021
Spectrum Brands Holdings	6,768	575,551
WD-40 Company	248	63,560
		1,819,132
PERSONAL PRODUCTS - 0.3%
Inter Parfums [2]	78,715	5,667,480
USANA Health Sciences [1]	2,336	239,277
		5,906,757
TOBACCO - 0.1%
Universal Corporation	7,421	422,774
Vector Group	32,605	461,035
		883,809
Total (Cost $13,306,260)		25,100,000

DIVERSIFIED INVESTMENT COMPANIES – 0.0%
CLOSED-END FUNDS - 0.0%
Eagle Point Credit	42,054	569,832
Eagle Point Income	44	712
Total (Cost $371,754)		570,544

ENERGY – 3.9%
ENERGY EQUIPMENT & SERVICES - 1.9%
†Aspen Aerogels [1]	38,200	1,142,944
Bristow Group [1]	237,099	6,072,105
Computer Modelling Group	1,333,624	5,497,595
DMC Global [1]	1,983	111,464
Helmerich & Payne [2]	126,339	4,122,442
KLX Energy Services Holdings [1]	1,594	15,223
Newpark Resources [1]	67,354	233,045
Oil States International [1]	34,989	274,664
Pason Systems	1,822,364	13,128,195
ProPetro Holding Corp. [1]	37,697	345,304
RPC [1]	115,746	572,943
TGS	673,039	8,578,948
		40,094,872
OIL, GAS & CONSUMABLE FUELS - 2.0%
Bonanza Creek Energy	35,551	1,673,385
Callon Petroleum [1]	941	54,286
Cimarex Energy	173,500	12,570,075
CONSOL Energy [1]	83,000	1,533,010
Diamondback Energy	5,775	542,215
Dorchester Minerals L.P. [2]	279,148	4,703,644
Dorian LPG [1]	394,936	5,576,496
EQT Corporation [1]	587,900	13,086,654
†PDC Energy	3,557	162,875
Renewable Energy Group [1]	8,555	533,319
REX American Resources [1]	1,877	169,268
Talos Energy [1]	13,626	213,111
World Fuel Services [2]	100,913	3,201,969
		44,020,307
Total (Cost $95,084,219)		84,115,179

FINANCIALS – 13.7%
BANKS - 3.2%
Ameris Bancorp	16,944	857,875
Bank of N.T. Butterfield & Son [2]	258,416	9,160,847
†BankUnited	13,322	568,716
Boston Private Financial Holdings	36,235	534,466
Cadence Bancorporation Cl. A	15,397	321,489
Canadian Western Bank	279,500	7,846,563
Central Pacific Financial	2,878	75,001
CIT Group	22,000	1,134,980
Customers Bancorp [1]	25,950	1,011,791
Eagle Bancorp	25,371	1,422,806
Farmers & Merchants Bank of Long Beach [4]	416	3,411,200
First BanCorp.	75,018	894,215
†First Bancshares (The)	19,164	717,309
First Citizens BancShares Cl. A	17,864	14,876,067
First Commonwealth Financial	4,194	59,010
First Financial Bancorp	54,380	1,284,999
First Hawaiian	18,617	527,606
First Midwest Bancorp	22,741	450,954
†German American Bancorp	11,559	429,995
†Glacier Bancorp	3,709	204,292
Great Western Bancorp	18,777	615,698
Hanmi Financial	32,756	624,329
HarborOne Bancorp	63,400	909,156
HBT Financial	40,400	703,364
Hilltop Holdings	4,393	159,905
†Home BancShares	22,327	551,030
HomeTrust Bancshares	23,700	661,230
†Independent Bank Group	8,401	621,506
†National Bank Holdings Cl. A	13,351	503,867
†Old National Bancorp	9,850	173,459
†Origin Bancorp	14,464	614,141
Pacific Premier Bancorp	14,212	601,025
Preferred Bank	18,670	1,181,251
Prosperity Bancshares	734	52,701
†Signature Bank	2,054	504,565
Simmons First National Cl. A	3,466	101,692
Triumph Bancorp [1]	35,601	2,643,374
United Community Banks	2,863	91,645
†Virginia National Bankshares	108,540	4,221,121
Webster Financial [2]	134,200	7,158,228
Wintrust Financial	11,000	831,930
		69,315,398
CAPITAL MARKETS - 6.2%
Ares Management Cl. A [2]	187,200	11,904,048

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 41

Royce Value Trust

Schedule of Investments (continued)
	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Artisan Partners Asset Management Cl. A [2,3]	66,200	$3,364,284
ASA Gold and Precious Metals	199,821	4,310,139
Ashmore Group	548,400	2,920,616
Barings BDC	191,594	2,023,233
Blucora [1]	5,600	96,936
Bolsa Mexicana de Valores	1,723,106	3,803,384
BrightSphere Investment Group	27,998	655,993
†Donnelley Financial Solutions [1]	17,267	569,811
Fiera Capital Cl. A	33,600	294,908
Focus Financial Partners Cl. A [1,2]	50,000	2,425,000
GCM Grosvenor Cl. A	1,502,457	15,655,602
Golub Capital BDC	2,354	36,299
Houlihan Lokey Cl. A [2]	73,480	6,009,929
Lazard Cl. A [2]	105,585	4,777,721
Moelis & Company Cl. A	21,000	1,194,690
Morningstar [2]	58,700	15,092,357
†Oaktree Specialty Lending	5,526	36,969
Onex Corporation	9,200	668,032
Open Lending [1]	384,500	16,568,105
Portman Ridge Finance	32,829	78,133
Rothschild & Co	50,293	1,953,044
SEI Investments [2,3]	315,600	19,557,732
Silvercrest Asset Management Group Cl. A	21,168	318,367
Sprott	256,480	10,094,917
Tel Aviv Stock Exchange	332,179	2,052,079
TMX Group	68,400	7,225,150
		133,687,478
CONSUMER FINANCE - 0.1%
Enova International [1]	47,081	1,610,641
DIVERSIFIED FINANCIAL SERVICES - 0.6%
Banco Latinoamericano de Comercio Exterior Cl. E	73,446	1,128,865
†Compass Diversified Holdings	28,065	715,657
ECN Capital	1,023,900	7,681,728
Equitable Holdings	65,000	1,979,250
Waterloo Investment Holdings [1,5]	2,972,000	743,000
		12,248,500
INSURANCE - 2.5%
Alleghany Corporation [1]	350	233,475
Ambac Financial Group [1]	53,000	829,980
American Equity Investment
Life Holding Company	30,494	985,566
†AMERISAFE	13,723	819,126
Assured Guaranty	88,429	4,198,609
†Axis Capital Holdings	10,101	495,050
E-L Financial	21,650	16,395,561
Employers Holdings	10,973	469,644
Erie Indemnity Cl. A	28,200	5,452,470
Fidelity National Financial	446	19,383
First American Financial	38,888	2,424,667
Independence Holding Company [2]	170,023	7,875,465
†James River Group Holdings	8,667	325,186
ProAssurance Corporation [2]	254,503	5,789,943
RenaissanceRe Holdings	1,974	293,771
RLI Corp. [2]	43,850	4,586,272
†Safety Insurance Group	7,473	584,986
SiriusPoint [1]	23,314	234,772
Stewart Information Services	22,534	1,277,452

†Trean Insurance Group [1]	107,828	1,626,046
Universal Insurance Holdings	16,779	232,893
		55,150,317
INVESTMENT COMPANIES - 0.3%
†ACE Convergence Acquisition Cl. A [1]	641,010	6,381,255
†Landcadia Holdings III Cl. A [1]	50,000	620,000
		7,001,255
THRIFTS & MORTGAGE FINANCE - 0.8%
Axos Financial [1,2]	33,576	1,557,591
Essent Group	10,000	449,500
Flagstar Bancorp	38,373	1,622,027
HomeStreet	2,416	98,428
Meridian Bancorp [2]	82,500	1,687,950
Meta Financial Group	1,848	93,564
Mr. Cooper Group [1]	3,189	105,428
NMI Holdings Cl. A [1]	78,330	1,760,858
Provident Bancorp	63,200	1,030,792
Provident Financial Services	4,035	92,361
Territorial Bancorp	9,300	241,521
Timberland Bancorp [2]	274,457	7,717,731
†TrustCo Bank Corp NY	14,121	485,480
Walker & Dunlop	3,578	373,472
		17,316,703
Total (Cost $207,700,695)		296,330,292

HEALTH CARE – 6.0%
BIOTECHNOLOGY - 1.1%
Acorda Therapeutics [1]	2,148	10,246
Anika Therapeutics [1]	8,068	349,264
†CareDx [1]	8,000	732,160
Catalyst Pharmaceuticals [1]	73,450	422,337
Coherus BioSciences [1]	17,487	241,845
Eagle Pharmaceuticals [1]	14,575	623,810
Enanta Pharmaceuticals [1]	5,340	235,013
†MaxCyte [1]	359,300	4,463,237
†PureTech Health 1	120,100	566,518
United Therapeutics [1]	31,260	5,608,357
Vanda Pharmaceuticals [1]	40,214	865,003
Zealand Pharma [1]	326,857	9,652,608
		23,770,398
HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
Atrion Corporation	8,296	5,151,235
BioLife Solutions [1]	6,080	270,621
†Cutera 1	22,050	1,081,112
Haemonetics Corporation [1]	77,330	5,153,271
Inogen [1]	7,569	493,272
Integer Holdings [1,2]	42,400	3,994,080
Meridian Bioscience [1]	282,334	6,262,168
Mesa Laboratories [2]	69,210	18,767,676
Natus Medical [1]	11,680	303,446
Neogen Corporation [1,2]	2,162	99,538
OraSure Technologies [1]	11,733	118,973
Orthofix Medical [1]	6,097	244,551
†SmileDirectClub Cl. A [1]	1,524,378	13,231,601
STAAR Surgical [1]	6,350	968,375
Surmodics [1,2]	161,000	8,734,250
		64,874,169

42	2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Schedule of Investments (continued)
	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES - 1.1%
†Cano Health Cl. A [1]	150,000	$1,815,000
Community Health Systems [1]	790,000	12,197,600
CorVel Corporation [1]	1,393	187,080
Ensign Group (The)	5,810	503,553
†Hims & Hers Health Cl. A [1,2,3]	640,000	6,969,600
Magellan Health [1]	8,265	778,563
†MEDNAX [1]	18,067	544,720
ModivCare [1]	3,412	580,279
Pennant Group [1]	17,000	695,300
RadNet [1]	4,582	154,368
†Sharps Compliance [1]	54,300	559,290
Tivity Health [1]	3,934	103,503
U.S. Physical Therapy	5,470	633,809
		25,722,665
HEALTH CARE TECHNOLOGY - 0.3%
Computer Programs and Systems [1]	11,931	396,467
†Doximity Cl. A [1]	7,950	462,690
HealthStream [1]	17,188	480,233
NextGen Healthcare [1]	25,229	418,549
†Schrodinger 1	6,250	472,562
Simulations Plus	77,538	4,257,612
		6,488,113
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Bio-Techne [2,3]	11,053	4,976,724
†Harvard Bioscience [1]	105,150	875,899
Medpace Holdings [1]	568	100,326
		5,952,949
PHARMACEUTICALS - 0.2%
†Aerie Pharmaceuticals 1	22,300	357,023
Assertio Holdings [1]	6,806	10,617
†Collegium Pharmaceutical [1]	3,754	88,745
Corcept Therapeutics [1]	49,450	1,087,900
†Harmony Biosciences Holdings [1]	14,950	422,039
Innoviva [1]	79,827	1,070,480
Lannett Company [1]	41,135	192,100
Supernus Pharmaceuticals [1]	32,284	994,024
		4,222,928
Total (Cost $101,865,892)		131,031,222

INDUSTRIALS – 24.4%
AEROSPACE & DEFENSE - 1.7%
Aerojet Rocketdyne Holdings	10,315	498,111
AeroVironment [1]	5,650	565,848
Ducommun [1,2]	79,100	4,315,696
HEICO Corporation [2]	51,030	7,114,603
HEICO Corporation Cl. A [2]	68,333	8,485,592
Magellan Aerospace	893,092	7,528,889
National Presto Industries	4,693	477,043
Park Aerospace	38,115	567,914
Vectrus [1]	21,910	1,042,697
Virgin Galactic Holdings [1,2]	161,918	7,448,228
		38,044,621
AIR FREIGHT & LOGISTICS - 0.3%
Atlas Air Worldwide Holdings [1]	10,416	709,434
Echo Global Logistics [1]	19,329	594,173
Forward Air [2]	64,222	5,763,925
Hub Group Cl. A [1]	2,184	144,100
		7,211,632

AIRLINES - 0.6%
†Sun Country Airlines Holdings [1]	375,511	13,897,662
BUILDING PRODUCTS - 0.9%
American Woodmark [1]	2,006	163,870
Apogee Enterprises	19,883	809,835
†Builders FirstSource [1]	60,175	2,567,066
CSW Industrials	40,000	4,738,400
Gibraltar Industries [1]	15,710	1,198,830
Insteel Industries	17,023	547,289
PGT Innovations [1]	7,469	173,505
Quanex Building Products	42,987	1,067,797
Simpson Manufacturing [2]	28,562	3,154,387
UFP Industries	77,083	5,730,350
		20,151,329
COMMERCIAL SERVICES & SUPPLIES - 1.6%
ABM Industries	18,795	833,558
Brady Corporation Cl. A	2,677	150,019
Brink’s Company (The)	5,735	440,678
CompX International Cl. A [2]	211,100	4,384,547
Deluxe Corporation	8,527	407,335
Healthcare Services Group	6,751	213,129
Heritage-Crystal Clean [1,2]	100,106	2,971,146
†Herman Miller	181,600	8,560,624
†HNI Corporation	3,732	164,096
Kimball International Cl. B [2]	167,388	2,201,152
Pitney Bowes	16,938	148,546
Ritchie Bros. Auctioneers [2]	35,200	2,086,656
Tetra Tech	761	92,873
UniFirst Corporation	27,972	6,563,350
US Ecology [1]	713	26,752
Vidler Water Resouces [1,2]	406,960	5,412,568
		34,657,029
CONSTRUCTION & ENGINEERING - 3.2%
APi Group [1]	353,500	7,384,615
Arcosa [2]	159,759	9,384,244
Comfort Systems USA [2,3]	24,603	1,938,470
EMCOR Group	35,500	4,373,245
†Great Lakes Dredge & Dock [1]	32,930	481,107
IES Holdings [1,2,3]	441,399	22,670,253
Infrastructure and Energy Alternatives [1]	600,000	7,716,000
Matrix Service [1]	26,053	273,556
MYR Group [1]	7,898	718,086
Northwest Pipe [1]	15,671	442,706
Valmont Industries [2]	63,161	14,909,154
		70,291,436
ELECTRICAL EQUIPMENT - 1.1%
AZZ	26,773	1,386,306
Encore Wire	23,174	1,756,357
GrafTech International	28,794	334,586
LSI Industries	814,857	6,527,005
Powell Industries [2]	105,037	3,250,895
Preformed Line Products [2]	73,300	5,438,860
†TPI Composites [1]	103,900	5,030,838
		23,724,847
INDUSTRIAL CONGLOMERATES - 0.1%
Carlisle Companies	7,719	1,477,262
MACHINERY - 8.5%
†Alamo Group	757	115,579
Albany International Cl. A	2,370	211,546

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders	43

Royce Value Trust

Schedule of Investments (continued)
	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Astec Industries	705	$44,373
†ATS Automation Tooling Systems [1]	23,150	664,470
Barnes Group	1,345	68,931
CIRCOR International [1]	414,652	13,517,655
Colfax [1,2]	457,712	20,967,787
Crane Company	4,799	443,284
ESCO Technologies [2]	62,620	5,874,382
Franklin Electric [2]	75,561	6,091,728
Greenbrier Companies (The)	14,478	630,951
Helios Technologies [2]	173,214	13,519,353
Hillenbrand	17,805	784,844
Hurco Companies	27,900	976,500
John Bean Technologies [2]	133,451	19,032,781
Kadant [2]	128,819	22,683,738
Lincoln Electric Holdings [2]	52,600	6,927,946
Lindsay Corporation [2]	112,000	18,511,360
Lydall [1]	17,784	1,076,288
Meritor [1]	52,290	1,224,632
Middleby Corporation (The) [1]	89,950	15,584,737
Miller Industries	26,260	1,035,694
Mueller Industries	38,448	1,665,183
NN [1]	308,700	2,268,945
Nordson Corporation [2]	15,796	3,467,380
†Rexnord Corporation	91,200	4,563,648
Tennant Company [2]	80,500	6,427,925
Wabash National	67,613	1,081,808
Watts Water Technologies Cl. A [2]	55,000	8,025,050
Woodward [2]	48,500	5,959,680
		183,448,178
MARINE - 0.8%
Clarkson	371,400	16,388,868
PROFESSIONAL SERVICES - 3.3%
Exponent [2,3]	86,400	7,707,744
Forrester Research [1,2,3]	139,337	6,381,635
Heidrick & Struggles International	53,336	2,376,119
Jacobs Engineering Group [2]	33,500	4,469,570
KBR [2]	615,000	23,462,250
Kelly Services Cl. A [1]	7,419	177,833
Korn Ferry [2]	67,191	4,874,707
LifeWorks	18,400	496,070
ManpowerGroup [2]	9,800	1,165,318
ManTech International Cl. A	3,384	292,851
Resources Connection	55,312	794,280
TrueBlue [1,2]	50,846	1,429,281
Upwork [1]	300,000	17,487,000
		71,114,658
ROAD & RAIL - 1.4%
ArcBest	22,049	1,283,031
Landstar System [2]	113,882	17,995,634
Saia [1,2]	48,484	10,156,913
		29,435,578
TRADING COMPANIES & DISTRIBUTORS - 0.9%
Air Lease Cl. A [2]	95,170	3,972,396
Applied Industrial Technologies	14,033	1,277,845
Boise Cascade	27,385	1,597,915
†DXP Enterprises [1]	11,411	379,986
EVI Industries [1,2,3]	69,873	1,984,393
GMS [1]	25,183	1,212,310

Lawson Products [1]	16,250	869,537
MSC Industrial Direct Cl. A	7,160	642,467
SiteOne Landscape Supply [1,2]	25,000	4,231,500
Transcat [1]	46,050	2,602,286
		18,770,635
Total (Cost $301,118,254)		528,613,735

INFORMATION TECHNOLOGY – 23.7%
COMMUNICATIONS EQUIPMENT - 0.3%
ADTRAN [2,3]	214,973	4,439,192
CalAmp Corporation [1]	3,116	39,636
Comtech Telecommunications	17,814	430,386
†Digi International [1]	27,801	559,078
NETGEAR [1]	11,612	444,972
		5,913,264
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.0%
Advanced Energy Industries [2]	3,096	348,950
Avnet	7,647	306,492
Badger Meter	2,169	212,822
Bel Fuse Cl. B	20,334	292,810
Belden	3,136	158,588
Benchmark Electronics	17,733	504,681
Cognex Corporation [2]	206,600	17,364,730
Daktronics [1]	22,653	149,283
Fabrinet [1,2,3]	166,375	15,950,371
FARO Technologies [1,2]	268,347	20,869,346
Insight Enterprises [1,2,3]	28,086	2,808,881
IPG Photonics [1]	51,100	10,770,347
Kimball Electronics [1]	33,337	724,746
Littelfuse [2,3]	17,400	4,433,346
†Luna Innovations [1]	102,650	1,111,700
Methode Electronics	15,679	771,564
National Instruments [2]	301,450	12,745,306
nLIGHT [1,2]	172,340	6,252,495
OSI Systems [1]	5,872	596,830
PAR Technology [1,2,3]	290,239	20,299,316
PC Connection	1,077	49,833
Plexus Corporation [1]	6,196	566,376
Richardson Electronics [6]	711,475	5,912,357
Rogers Corporation [1]	38,540	7,738,832
Sanmina Corporation [1]	34,889	1,359,275
ScanSource [1]	5,991	168,527
TTM Technologies [1,2,3]	577,971	8,264,985
Vishay Intertechnology	36,690	827,360
Vishay Precision Group [1]	18,130	617,145
Vontier Corporation	302,160	9,844,373
		152,021,667
IT SERVICES - 2.7%
†BM Technologies Cl. A [1,5]	1,776	19,188
Cass Information Systems	10,920	444,990
Computer Services [4]	103,525	5,823,281
Computer Task Group [1]	51,597	498,943
CSG Systems International	21,898	1,033,148
EVERTEC	19,138	835,374
ExlService Holdings [1]	1,297	137,819
Hackett Group (The) [2]	285,266	5,140,493
MAXIMUS	4,370	384,429
Repay Holdings Cl. A [1]	656,934	15,792,693

44	2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Schedule of Investments (continued)
	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
IT SERVICES (continued)
Shift4 Payments Cl. A [1]	195,290	$18,302,579
Unisys Corporation [1,2]	393,250	9,953,158
		58,366,095
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.4%
†Ambarella [1]	4,800	511,824
Axcelis Technologies [1]	23,400	945,828
Brooks Automation [2,3]	219,100	20,875,848
†Camtek [1]	416,850	15,719,414
Cirrus Logic [1,2]	278,200	23,680,384
CMC Materials [2]	75,018	11,308,213
Cohu [1]	113,720	4,183,759
CyberOptics Corporation [1]	17,200	704,512
Diodes [1,2,3]	165,666	13,215,177
Entegris [2,3]	22,700	2,791,419
FormFactor [1]	477,000	17,391,420
Ichor Holdings [1]	1,448	77,902
Kulicke & Soffa Industries [2]	311,850	19,085,220
Lattice Semiconductor [1]	7,800	438,204
†MagnaChip Semiconductor [1]	35,200	839,872
MKS Instruments	274,739	48,889,805
Nova Measuring Instruments [1,2,3]	44,790	4,608,443
NVE Corporation	9,300	688,665
Onto Innovation [1,2]	12,448	909,202
Photronics [1]	219,321	2,897,230
Power Integrations	2,378	195,139
Rambus [1]	36,981	876,820
†SiTime 1	82,202	10,405,951
SMART Global Holdings [1]	14,374	685,352
Ultra Clean Holdings [1]	23,388	1,256,403
		203,182,006
SOFTWARE - 3.6%
Agilysys [1]	11,250	639,787
Aspen Technology [1]	15,100	2,076,854
Blackbaud [1]	34,200	2,618,694
ChannelAdvisor Corporation [1]	21,470	526,230
Descartes Systems Group (The) [1,2]	40,000	2,766,400
Dolby Laboratories Cl. A	9,520	935,721
E2open Parent Holdings Cl. A [1]	100,000	1,142,000
Ebix	5,389	182,687
Everbridge [1]	60,000	8,164,800
j2 Global [1,2]	28,685	3,945,622
Manhattan Associates [1,2]	95,300	13,803,252
MicroStrategy Cl. A [1]	207	137,552
Momentive Global [1,2]	383,830	8,087,298
Progress Software	1,337	61,836
Upland Software [1,2]	780,470	32,131,950
Xperi Holding Corporation [2]	6,868	152,744
		77,373,427
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Avid Technology [1]	425,965	16,676,530
Total (Cost $313,311,734)		513,532,989

MATERIALS – 10.1%
CHEMICALS - 5.6%
American Vanguard	4,797	83,996
†Atotech [1]	133,888	3,418,161
Chase Corporation [2,3]	79,059	8,112,244
Element Solutions [2]	807,051	18,868,852

FutureFuel Corporation	579,859	5,566,646
Hawkins [2]	154,940	5,074,285
Huntsman Corporation	39,347	1,043,482
Innospec [2]	112,969	10,236,121
Minerals Technologies [2]	209,314	16,466,732
Mosaic Company (The)	612,660	19,549,981
NewMarket Corporation	8,000	2,575,840
Quaker Chemical	116,949	27,739,133
Stepan Company	2,794	336,034
Tredegar Corporation	39,337	541,671
Trinseo	21,838	1,306,786
		120,919,964
CONSTRUCTION MATERIALS - 0.4%
Eagle Materials	23,700	3,368,007
Imerys	90,000	4,204,670
U.S. Concrete [1]	7,682	566,932
		8,139,609
CONTAINERS & PACKAGING - 0.1%
†Graphic Packaging Holding Company	29,539	535,838
Myers Industries	22,914	481,194
†Silgan Holdings	11,148	462,642
UFP Technologies [1]	7,020	403,088
		1,882,762
METALS & MINING - 3.7%
Alamos Gold Cl. A	2,195,500	16,772,656
Ferroglobe (Warranty Insurance Trust) [1,5]	49,300	0
Gold Fields ADR	370,000	3,293,000
Haynes International [2]	117,053	4,141,335
Hecla Mining	321,300	2,390,472
IAMGOLD Corporation [1]	600,000	1,770,000
Kaiser Aluminum	833	102,867
Lundin Mining	640,000	5,772,185
MAG Silver [1]	198,900	4,160,988
Major Drilling Group International [1]	2,217,291	15,329,287
Materion Corporation	2,294	172,853
Pan American Silver	140,027	4,000,571
Pretium Resources [1]	101,000	966,328
Reliance Steel & Aluminum [2]	47,500	7,167,750
Royal Gold [2]	16,600	1,894,060
SunCoke Energy	138,120	986,177
VanEck Vectors Junior Gold Miners ETF	155,500	7,269,625
Warrior Met Coal	36,139	621,591
Worthington Industries [2]	64,300	3,933,874
		80,745,619
PAPER & FOREST PRODUCTS - 0.3%
†Clearwater Paper [1]	11,602	336,110
Glatfelter	33,201	463,818
Mercer International	41,629	530,770
Neenah	8,143	408,534
Schweitzer-Mauduit International	31,774	1,283,034
Stella-Jones	127,806	4,601,470
		7,623,736
Total (Cost $144,459,651)		219,311,690

REAL ESTATE – 3.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
†Equity Commonwealth	12,000	314,400

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders	45

Royce Value Trust	June 30, 2021 (unaudited)

Schedule of Investments (continued)
	SHARES	VALUE

REAL ESTATE (continued)
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) (continued)
New York REIT [1,5]	15,000	$176,550
		490,950
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.9%
Colliers International Group	172,208	19,283,852
FirstService	125,405	21,476,860
FRP Holdings [1,2]	76,558	4,262,749
Jones Lang LaSalle [1]	8,078	1,578,926
Kennedy-Wilson Holdings [2]	609,604	12,112,831
Marcus & Millichap [1,2]	256,334	9,963,703
RMR Group (The) Cl. A [2,3]	80,100	3,095,064
St. Joe Company (The) [2,3]	78,800	3,515,268
Tejon Ranch [1,2]	557,136	8,474,039
		83,763,292
Total (Cost $58,991,844)		84,254,242

UTILITIES – 0.0%
WATER UTILITIES - 0.0%
American States Water	13,168	1,047,646
Total (Cost $1,074,231)		1,047,646

TOTAL COMMON STOCKS
(Cost $1,419,809,909)		2,163,634,044

WARRANTS – 0.1%

HEALTH CARE – 0.1%
HEALTH CARE PROVIDERS & SERVICES - 0.1%
†Cano Health (Warrants) [1]	49,999	184,421
†Hims & Hers Health (Warrants) [1]	266,666	893,331
Total (Cost $883,349)		1,077,752

TOTAL WARRANTS
(Cost $883,349)		1,077,752

REPURCHASE AGREEMENT– 3.4%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$74,000,559 (collateralized by obligations of various U.S. Government Agencies, 1.25%

due 6/30/28, valued at $75,480,646)

(Cost $74,000,559)	$74,000,559

TOTAL INVESTMENTS – 103.3%
(Cost $1,494,693,817)	2,238,712,355

LIABILITIES LESS CASH AND OTHER ASSETS – (3.3)%	(71,890,733)

NET ASSETS – 100.0%	$2,166,821,622

ADR – American Depository Receipt

†	New additions in 2021.

[1]	Non-income producing.

[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2021. Total market value of pledged securities at June 30, 2021, was $206,998,311.

[3]	At June 30, 2021, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $61,968,812.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.

[5]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]	At June 30, 2021, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2021, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,495,617,251. At June 30, 2021, net unrealized appreciation for all securities was $743,095,104 consisting of aggregate gross unrealized appreciation of $810,658,838 and aggregate gross unrealized depreciation of $67,563,734. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

46	2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	June 30, 2021 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies	$2,158,799,439
Affiliated Companies	5,912,357
Repurchase agreements (at cost and value)	74,000,559
Cash	718
Foreign currency (cost $85,373)	85,365
Receivable for investments sold	7,384,637
Receivable for dividends	857,073
Prepaid expenses and other assets	828,857
Total Assets	2,247,869,005
LIABILITIES:
Revolving credit agreement	70,000,000
Payable for investments purchased	8,938,917
Payable for investment advisory fee	1,770,410
Payable for directors’ fees	38,852
Payable for interest expense	63,149
Accrued expenses	236,055
Total Liabilities	81,047,383
Net Assets	$2,166,821,622
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 103,297,527 shares outstanding (150,000,000 shares authorized)	$1,275,740,569
Total distributable earnings (loss)	948,377,122
Quarterly distributions	(57,296,069)
Net Assets (net asset value per share - $20.98)	$2,166,821,622
Investments at identified cost	$1,420,693,258

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 47

Royce Value Trust	Six Months Ended June 30, 2021 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$10,912,383
Affiliated Companies	85,377
Foreign withholding tax	(296,636)
Interest	71,230
Rehypothecation income	48,142
Total income	10,820,496
EXPENSES:
Investment advisory fees	10,622,859
Interest expense	397,414
Administrative and office facilities	367,476
Stockholder reports	161,214
Custody and transfer agent fees	99,191
Directors’ fees	84,681
Professional fees	78,422
Other expenses	86,098
Total expenses	11,897,355
Compensating balance credits	(7)
Net expenses	11,897,348
Net investment income (loss)	(1,076,852)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	184,883,247
Investments in Affiliated Companies	(100,026)
Foreign currency transactions	(9,147)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	122,706,048
Investments in Affiliated Companies	4,863,517
Other assets and liabilities denominated in foreign currency	(3,605)
Net realized and unrealized gain (loss) on investments and foreign currency	312,340,034
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$311,263,182

48 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/21 (UNAUDITED)	YEAR ENDED 12/31/20

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,076,852)	$2,482,634
Net realized gain (loss) on investments and foreign currency	184,774,074	121,548,570
Net change in unrealized appreciation (depreciation) on investments and foreign currency	127,565,960	195,875,492
Net increase (decrease) in net assets from investment operations	311,263,182	319,906,696
DISTRIBUTIONS:
Quarterly distributions	(57,296,069)	(103,833,503)
Total distributions	(57,296,069)	(103,833,503)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	24,248,313	44,493,510
Total capital stock transactions	24,248,313	44,493,510
Net Increase (Decrease) In Net Assets	278,215,426	260,566,703
NET ASSETS:
Beginning of period	1,888,606,196	1,628,039,493
End of period	$2,166,821,622	$1,888,606,196

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 49

Royce Value Trust	Six Months Ended June 30, 2021 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$311,263,182
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(519,160,734)
Proceeds from sales and maturities of long-term investments	604,044,436
Net purchases, sales and maturities of short-term investments	(50,632,664)
Net (increase) decrease in dividends receivable and other assets	(116,575)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	19,675
Net change in unrealized appreciation (depreciation) on investments	(127,569,565)
Net realized gain (loss) on investments	(184,783,221)
Net cash provided by operating activities	33,064,534
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(57,296,069)
Reinvestment of distributions	24,248,313
Net cash used for financing activities	(33,047,756)
INCREASE (DECREASE) IN CASH:	16,778
Cash and foreign currency at beginning of period	69,305
Cash and foreign currency at end of period	$86,083

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2021, the Fund paid $405,549 in interest expense.

50 | 2021 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/21
	(UNAUDITED)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net Asset Value, Beginning of Period	$18.52	$16.58	$13.73	$17.50	$15.85	$13.56
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	0.03	0.11	0.18	0.13	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	3.06	3.02	3.90	(2.46)	2.74	3.27
Net increase (decrease) in net assets from investment operations	3.05	3.05	4.01	(2.28)	2.87	3.39
DISTRIBUTIONS:
Net investment income	– [1]	(0.09)	(0.11)	(0.19)	(0.13)	(0.13)
Net realized gain on investments and foreign currency	(0.56)[1]	(0.95)	(0.99)	(1.07)	(1.03)	(0.89)
Total distributions	(0.56)	(1.04)	(1.10)	(1.26)	(1.16)	(1.02)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.07)	(0.06)	(0.06)	(0.06)	(0.08)
Effect of rights offering				(0.17)
Total capital stock transactions	(0.03)	(0.07)	(0.06)	(0.23)	(0.06)	(0.08)
Net Asset Value, End of Period	$20.98	$18.52	$16.58	$13.73	$17.50	$15.85
Market Value, End of Period	$18.97	$16.14	$14.77	$11.80	$16.17	$13.39
TOTAL RETURN:[2]
Net Asset Value	16.77%[3]	21.85%	30.46%	(14.45)%	19.31%	26.87%
Market Value	21.16%[3]	19.20%	35.23%	(20.43)%	30.49%	23.48%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[4]	1.02%[5]	1.15%	0.49%	0.42%	0.43%	0.51%
Other operating expenses	0.12%[5]	0.19%	0.27%	0.21%	0.22%	0.22%
Total expenses (net)	1.14%[5]	1.34%	0.76%	0.63%	0.65%	0.73%
Expenses excluding interest expense	1.10%[5]	1.26%	0.61%	0.52%	0.54%	0.62%
Expenses prior to balance credits	1.14%[5]	1.34%	0.76%	0.63%	0.65%	0.73%
Net investment income (loss)	(0.10)%[5]	0.16%	0.69%	1.06%	0.80%	0.85%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$2,166,822	$1,888,606	$1,628,039	$1,304,107	$1,480,449	$1,296,012
Portfolio Turnover Rate	25%	36%	30%	28%	19%	28%
REVOLVING CREDIT AGREEMENT:
Asset coverage	3195%	2798%	2426%	2998%	2215%	1951%
Asset coverage per $1,000	$31,955	$27,980	$24,258	$29,980	$22,149	$19,514

[1]	Amounts are subject to change and recharacterization at year end.

[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[3]	Not annualized
[4]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6- month basis for the six months ended 6/30/21, and a 12-month basis for the years shown.

[5]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semiannual Report to Stockholders | 51

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.

Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2021. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$2,150,270,213	$12,425,093	$938,738	$2,163,634,044
Warrants	1,077,752	–	–	1,077,752
Repurchase Agreement	–	74,000,559	–	74,000,559

52  |  2021 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/20	CORPORATE ACTIONS	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/21
Common Stocks	$926,000	$15,750	$–	$(3,012)	$938,738
Warrants	5,000	0	–	(5,000)	–

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2021 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

2021 Semiannual Report to Stockholders  |  53

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 1,324,830 and 3,754,864 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2021 and the year ended December 31, 2020, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $70,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $150,000,000.

As of June 30, 2021, the Fund has outstanding borrowings of $70,000,000. During the six months ended June 30, 2021, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 1.13%. The maximum amount outstanding during the six months ended June 30, 2021, was $70,000,000. As of June 30, 2021, the aggregate value of rehypothecated securities was $61,968,812. During the six months ended June 30, 2021, the Fund earned $48,142 in fees from rehypothecated securities.

Investment Advisory Agreement:

 As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

54  |  2021 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the six rolling 60-month periods ended June 2021, the Fund’s investment performance ranged from 9% above to 17% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $7,371,663 and a net upward adjustment of $3,251,196 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2021, the Fund expensed Royce investment advisory fees totaling $10,622,859.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2021, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $518,116,324 and $595,143,560, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the six months ended June 30, 2021, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$2,306,554	$1,056,873	$(107,642)

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2021:

AFFILIATED COMPANY [1]	SHARES 12/31/20	MARKET VALUE 12/31/20	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 6/30/21	MARKET VALUE 6/30/21
INDUSTRIALS - 0.0%
TRADING COMPANIES & DISTRIBUTORS - 0.0%
Houston Wire & Cable [2,3]	877,363	$2,447,843	–	$4,650,024	$(100,026)	$2,302,207	$–
		2,447,843			(100,026)	2,302,207	–
INFORMATION TECHNOLOGY - 0.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.3%
Richardson Electronics [4]	711,475	3,351,047	–	–	–	2,561,310	85,377	711,475	$5,912,357
		3,351,047			–	2,561,310	85,377		5,912,357
		$5,798,890			$(100,026)	$4,863,517	$85,377		$5,912,357

[1]	Percentages represent the percentages of the investments in the Affiliated Companies of the Fund’s net assets.
[2]	Not an Affiliated Company at June 30, 2021.
[3]	Non-income producing.
[4]	At June 30, 2021, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued.

2021 Semiannual Report to Stockholders  |  55

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE [2]	MARKET VALUE [2]
Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95	17,462	15,604
6/30/21		$8,975		1,168	$19,120	$17,497

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120	128,811	135,365
2021	Year-to-Date distribution total $0.35		11.910	396
6/30/21		$8,900		13,772	$191,018	$170,773

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

56  |  2021 Semiannual Report to Stockholders

History Since Inception (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357	523,949	456,617
2021	Year-to-Date distribution total $0.56		18.308	872
6/30/21		$53,211		29,163	$611,840	$553,222

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.
[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

2021 Semiannual Report to Stockholders  |  57

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through June 30, 2021.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through June 30, 2021. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

58 | 2021 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Director 1, President

Age: 56 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 72 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Director

Age: 59 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Cecile B. Harper, Director

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Board Member of Pyramid Peak Foundation (since January 2012); and Chief Operating Officer at the College Foundation at the University of Virginia (since October 2019). Ms. Harper’s prior business experience includes serving as Principal of Southeastern Asset Management (from December 1993 to September 2019); and a Board Member of Regional One Health Foundation (from June 2013 to September 2019).

Arthur S. Mehlman, Director

Age: 79 | Number of Funds Overseen: 362 | Tenure: Since 2004

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

G. Peter O’Brien, Director

Age: 75 | Number of Funds Overseen: 362 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director

Age: 63 | Number of Funds Overseen: 16 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a privately-owned North Carolina trust company and wealth management firm (since May 2012). Mr. Shields’s prior business experience includes managing institutional and mutual fund equity portfolios in New York at Scudder, Stevens & Clark where he was a Principal in the Global Equity Group (1992 – 1997) and US Trust where he was President & CIO of a wholly-owned investment firm subsidiary (1997 – 2002).

Francis D. Gannon, Vice President

Age: 53 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 59 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 55 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 54 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer

Age: 61 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Director.

2 As of July 1, 2021, Messrs. Mehlman and O’Brien oversee 75 Funds.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

2021 Semiannual Report to Stockholders | 59

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2021, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2021 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2000 Pure Value Index is an unmanaged index composed of securities with strong value characteristics selected from the Russell 2000 Index. Securities are weighted based on their style score. The Russell 2000 Pure Growth Index is an unmanaged index composed of securities with strong growth characteristics selected from the Russell 2000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/ or interest income. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. The ISM Manufacturing Index (ISM) monitors employment, production, inventories, new orders and supplier deliveries.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2021 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Royce Micro-Cap Trust, Inc. normally invests at least 80% of its assets in the equity securities of micro-cap companies while Royce Value Trust, Inc. normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies. In 2020, these Funds updated their definitions of micro-cap and small-cap companies for these purposes. Accordingly, micro-cap companies are now those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution and small-cap companies are now those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.

Royce Global Value Trust enacted a change to one of its non-fundamental investment policies effective as of May 1, 2021. The Fund must, effective as of such date, invest at least 40% of its net assets in the equity securities of companies headquartered in at least three countries outside the United States. Prior to May 1, 2021, the Fund was required to invest at least 65% of its net assets in the equity securities of companies headquartered in at least three countries outside the United States.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

60 | 2021 Semiannual Report to Stockholders

Notes to Performance and Other Important Information (continued)

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2021. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Royce Global Value Trust completed a tender offer for 50% of its issued and outstanding shares of common stock as of October 12, 2020 (i.e., 5,251,735 shares) at a price per share equal to 100% of the Fund’s net asset value per share as of the close of regular trading on the NYSE on December 22, 2020 (i.e., $14.43 per share). Please see “Capital Stock” in the Notes to Financial Statements (Unaudited) of Royce Global Value Trust for more information about the tender offer.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2020, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

2021 Semiannual Report to Stockholders | 61

About Royce Investment Partners	Contact Us

Unparalleled Knowledge + Experience	GENERAL INFORMATION
Pioneers in small-cap investing, with 45+ years	General Royce Funds information including an
of experience, depth of knowledge, and focus.	overview of our firm and Funds
(800) 221-4268
Independent Thinking
The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the	COMPUTERSHARE
tenacity to stay the course through market cycles.	Transfer Agent and Registrar
Speak with a representative about:
Specialized Approaches	● Your account, transactions, and forms
U.S., international, and global investment strategies	(800) 426-5523
that pursue approaches with different risk profiles.

Unwavering Commitment	FINANCIAL ADVISORS AND BROKER-DEALERS
Our team of 16 portfolio managers has significant	Speak with your regional Royce contact regarding:
personal investments in the strategies they manage.	● Information about our firm, strategies, and Funds
● Fund Materials
(800) 337-6923

CE-REP-0621

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY: /s/ Christopher D. Clark

     Christopher D. Clark

     President

Date: August 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.	ROYCE MICRO-CAP TRUST, INC.

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Chief Financial Officer

Date: August 26, 2021	Date: August 26, 2021